UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EMBARCADERO FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Dear Post-Venture and Technology Fund Shareholders:

We are excited to send you the enclosed proxy information detailing proposed changes to the Post-Venture and Technology Funds (the “Funds”), series of the Embarcadero Funds. As a valued shareholder, you know that the past few years have presented challenges to you and to the Funds. We believe we have developed a new and improved plan that will address these challenges and benefit you as a shareholder of the Funds. Portions of the plan will require your approval, which we are asking you to vote on in these proxy proposals. This plan, along with other ongoing initiatives undertaken by the Board of Directors, is designed to benefit investors by improving performance and reducing Fund expenses over time. The details of the proxy proposals are presented below and in the attached joint proxy statement, which we invite you to review closely.

A Special Meeting of Shareholders of the Embarcadero Funds will be held at 3 Embarcadero Center, Suite 1120, San Francisco, CA 94111, on May 13, 2009 to:

•	Approve new investment advisory agreements for each Fund with Van Wagoner Capital Management, Inc. (“VWCM”).
•	Approve new investment subadvisory agreements for each Fund with several different subadvisers (the “Proposed Subadvisers”).
•	Approve, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for each Fund.
•	Approve a change of the classification of each Fund from diversified to non-diversified.
•	Approve the elimination of the fundamental investment policy on industry concentration for each Fund.
•	Transact such other business as may properly come before the Special Meeting.

The enclosed materials describe new advisory arrangements for the Funds. If these arrangements are approved, VWCM would serve as each Fund’s investment adviser and the Proposed Subadvisers, under VWCM’s oversight, would be responsible for the day-to-day management of the Funds’ assets. VWCM would be responsible for supervising the Proposed Subadvisers and allocating assets for them to manage. At least initially, VWCM does not intend to allocate assets to each Proposed Subadviser; nevertheless, it is important that you consider each Proposed Subadviser to provide VWCM the ability to allocate assets to them as circumstances warrant.

VWCM believes, and the Board agrees, that the recent downturn in the financial markets provides the Funds the opportunity to gain access to managers and strategies that are intended to have low correlations to traditional market indices. Moreover, VWCM believes, and the Board agrees, that the “manager of managers” structure provides shareholders with access to the expertise of several different high quality asset managers, at a reasonable cost. These subadvisers, and others in the future, are generally available for institutions, endowments and qualified (i.e., high net worth) investors. These subadvisers also typically require lock-up agreements and a larger minimum investment. Further, in reviewing and ultimately recommending the Proposed Subadvisers for the Funds, VWCM initially proposed subadvisers who currently provide advisory services to other registered mutual funds, and are thus familiar and experienced with using their strategies for a registered mutual fund.

If the new advisory arrangements are approved, the Post-Venture Fund would follow an absolute return strategy, and the Technology Fund would follow a market neutral strategy. The new investment programs, along with the primary risks associated with these programs, are described in Appendix B to the joint proxy statement. If your Fund’s new advisory arrangements are approved, your Fund’s name would also change. The Post-Venture Fund would change its name to the Absolute Return Fund and the Technology Fund would change its name to the Market Neutral Fund.

If the “manager of managers” proposal is approved, and subsequent relief from the Securities and Exchange Commission is provided, VWCM and the Funds would have the ability to select and retain other subadvisers to manage the Funds without obtaining further approvals from shareholders. In addition to these changes, the Funds are seeking approval from shareholders to change their classification to non-diversified Funds and eliminate their fundamental investment policies on industry concentration in order to allow the Proposed Subadvisers additional flexibility to manage these Funds. The proxy materials will also describe these other changes to the Funds, noted above.

I enthusiastically support these proposals as they will:

•	Provide active investment management to the Funds, which have been invested only in high quality short-term money market funds or instruments since 2003
•	Allow new investment strategies, designed to improve performance, to be implemented for the Funds
•

Provide shareholders access to skilled and experienced asset managers specializing in a range of investment strategies that complement each other in order to provide shareholders with returns that are expected to be less volatile and less sensitive to financial market indices

•

Make, along with other ongoing initiatives, the Funds more competitive with other fund offerings, which could reduce expenses from their initial levels if they attract new investors and asset size increases

•	Provide these benefits in a cost-effective manner

THE BOARD OF DIRECTORS OF THE EMBARCADERO FUNDS UNANIMOUSLY RECOMMENDS YOU VOTE IN FAVOR OF EACH OF THE MATTERS TO BE VOTED ON AT THE SPECIAL MEETING.

Please review these proxy solicitation materials and complete and return your proxy card as soon as possible. Alternatively, you may vote by telephone or via the Internet. It is very important that you vote and that your voting instructions be received no later than May 11, 2009.

If you have any questions after considering the enclosed materials, please call 1-866-207-3626.

Sincerely,

/s/ Jay Jacobs

President
The Embarcadero Funds

April [8], 2009

FREQUENTLY ASKED QUESTIONS

Why have I received this joint proxy statement?

Your Board of Directors has sent you this joint proxy statement to ask for your vote as a Fund shareholder on several important proposals.

What is happening?

After careful consideration, your Board of Directors has approved important changes for the Funds. The plan, key parts of which require your approval, reflects discussions between the Board and Van Wagoner Capital Management, Inc. (“VWCM”), and is intended to address the challenges that the Funds have faced in recent years.

In the fall of 2008, shareholders of the Funds were asked to approve new advisory arrangements whereby VWCM would serve as investment adviser and a single subadviser would be engaged to provide day-to-day investment advice. Although supported by many shareholders, the Funds were not able to obtain sufficient votes to approve those proposals. Thus, the Board met with VWCM to discuss other options for the Funds.

VWCM indicated that it had been considering for several months different strategies for a new series of the Embarcadero Funds. It sought Board input on applying those strategies for the Funds and the Board requested VWCM to present a formal proposal for the Funds at its next meeting in February 2009, which it did.

Under the plan approved by the Board, VWCM would serve as the investment adviser to each Fund under a new advisory agreement. The Post-Venture Fund would follow an absolute return strategy, and the Technology Fund would follow a market neutral strategy, as described in Appendix B to the Joint Proxy Statement. The Funds would pursue these strategies by engaging several different subadvisers to provide services, under VWCM’s oversight, in order to provide shareholders with lower volatility returns that are less sensitive to financial market indices. Under this “manager of managers” structure, VWCM would be responsible for monitoring the subadvisers, and allocating assets among them. In addition to allocating assets among subadvisers, VWCM may also invest in securities and other instruments directly, including certain derivatives and other registered mutual funds, to increase portfolio diversification, reduce market exposure or better achieve the Funds’ investment objectives.

VWCM believes, and the Board agrees, that the recent downturn in the financial markets provides the Funds the opportunity to gain access to managers and strategies that are intended to have low correlations to traditional market indices. Moreover, VWCM believes, and the Board agrees, that the “manager of managers” structure provides shareholders with access to the expertise of several different high quality asset managers, at a reasonable cost. These subadvisers, and others in the future, are generally available for institutions, endowments and qualified (i.e., high net worth) investors. These subadvisers also typically require lock-up agreements and a larger minimum investment. Further, in reviewing and ultimately recommending proposed subadvisers for the Funds, VWCM initially proposed subadvisers who currently provide advisory services to other registered mutual funds, and are thus familiar and experienced with using their strategies for a registered mutual fund.

Under the proposed advisory arrangements, the Funds would, for the first time since 2003, have access to active investment management under new investment programs and would no longer invest (upon approval of new advisory arrangements) primarily in high quality short-term money market funds or instruments. Since 2003, the Funds have been closed to new investment and were in the process of liquidation. After the decision to liquidate the Funds, the Funds were named as defendants in an industry-wide class action lawsuit, as described in the Funds’ annual reports and prospectuses in prior years. The Funds were not liquidated, pending the outcome of the lawsuit, which was resolved in 2007.

Separately, as disclosed in the Funds’ current prospectus, the Board learned that the Funds are entitled to receive disbursements from the settled administrative and cease-and-desist proceeding against a party for violations of federal securities laws in connection with late trading and disruptive market timing practices in the trading of mutual funds. The amount of the compensation is unknown at this time, but the payments are estimated to be received within 90 days of February 4, 2009. Depending on the total net assets of a Fund, and the amount of proceeds, it could result in a material change in the net asset value of a Fund (e.g., greater than one percent change). In light of the expected disbursements from this proceeding, the Board determined not to liquidate the Funds.

The Board is enthusiastic about taking the Funds in a new direction and the opportunities provided by the new strategies and advisory arrangements, and hope that you will be as well.

What am I being asked to vote on?

In order to implement the plan, shareholders of each Fund need to approve new advisory arrangements for their Fund. Shareholders will need to approve VWCM as the Funds’ investment adviser, under a new investment advisory agreement, and approve a new subadvisory agreement between VWCM and each of the following subadvisers (the “Proposed Subadvisers”):

Post-Venture Fund Proposed Subadvisers:

AlphaStream Capital Management LLC
Nakoma Capital Management, LLC
Nicholas Investment Partners, L.P.
Sage Capital Management, LLC
Simran Capital Management LLC
Sunnymeath Asset Management, Inc.
Ten Asset Management
TWIN Capital Management, Inc.
SSI Investment Management, Inc.
Zacks Investment Management

Technology Fund Proposed Subadvisers:
AlphaStream Capital Management LLC
Sage Capital Management, LLC
Ten Asset Management
TWIN Capital Management, Inc.
Zacks Investment Management

In addition, the attached Joint Proxy Statement contains other proposals. Shareholders of each Fund will vote separately on the proposals, and approval of a proposal by one Fund will not impact the other Fund. The table below shows the different proposals, each of which is discussed in the Joint Proxy Statement.

Proposal
1. New Advisory Agreements with VWCM (both Funds voting separately)
2A. New Subadvisory Agreement with AlphaStream Capital Management LLC (both Funds voting separately)
2B. New Subadvisory Agreement with Sage Capital Management, LLC (both Funds voting separately)
2C. New Subadvisory Agreement with Ten Asset Management (both Funds voting separately)
2D. New Subadvisory Agreement with TWIN Capital Management, Inc. (both Funds voting separately)
2E. New Subadvisory Agreement with Zacks Investment Management (both Funds voting separately)
2F. New Subadvisory Agreement with Nakoma Capital Management, LLC (Post-Venture Fund only)
2G. New Subadvisory Agreement with Nicholas Investment Partners, L.P. (Post-Venture Fund only)
2H. New Subadvisory Agreement with Simran Capital Management LLC (Post-Venture Fund only)
2I. New Subadvisory Agreement with Sunnymeath Asset Management, Inc. (Post-Venture Fund only)
2J. New Subadvisory Agreement with SSI Investment Management, Inc. (Post-Venture Fund only)
3. “Manager of managers” structure (both Funds voting separately)
4. Change of diversification classification (both Funds voting separately)
5. Elimination of industry concentration limitations (both Funds voting separately)

Who are the Proposed Subadvisers?

The Proposed Subadvisers are experienced asset managers who follow a wide range of specialized investment strategies. The attached Joint Proxy Statement, under Proposal 2, contains information about the proposed subadvisory agreements with the Proposed Subadvisers, including fees they would receive, as well as information about the portfolio managers who would oversee the Funds’ investments.

What will happen to my Fund’s fees and expenses?

The Funds do not currently pay advisory fees, so the advisory fee will increase as a result of receiving the benefits of active investment management. However, the new advisory arrangements have been designed in a cost-effective manner, and if the Funds grow in size under new management, total expenses should decrease from their initial levels. Note that the Funds will only be responsible for VWCM’s advisory fees; the Proposed Subadvisers fees will be paid by VWCM out if its advisory fees.

What will happen to my Fund’s investment program?

If the new advisory arrangements are approved, each Fund would change its investment program, as well as its name. The Post-Venture Fund would become the Absolute Return Fund, and its objective would be long-term capital appreciation seeking absolute returns and low correlation to traditional market indices. The Technology Fund would become the Market Neutral Fund, and its objective would be long-term capital appreciation seeking lower volatility and risk than traditional market indices by investing in both long and short positions. Appendix B to the Joint Proxy Statement contains a description of the Funds’ investment programs, including the risks associated with the program.

What are the other proposals?

Besides the new advisory arrangements for your Fund, you are being asked to vote on other important proposals. Proposal 3 seeks your approval to allow your Fund to operate using a “manager of managers” structure, which would allow your Fund or VWCM to enter into, and materially amend, subadvisory agreements WITHOUT also needing to obtain further shareholder approval. The Board would need to approve the new or amended subadvisory agreement, but the structure would dispense with the cost and delay of obtaining further shareholder approval. The Funds and VWCM have applied for SEC relief, but there can be no assurance that such relief will be granted. The Funds can use the “manager of managers” structure until relief is granted, provided that, if VWCM or the Funds wish to engage a new subadviser or materially amend an advisory agreement with a Proposed Subadviser, further shareholder approval would be needed. Proposal 3 has more information about this structure.

Proposals 4 and 5 would change the Funds’ classification from diversified Funds to non-diversified Funds and would eliminate their fundamental investment restrictions concerning diversification and industry concentration. The proposed changes are intended to provide VWCM and the Proposed Subadvisers the flexibility necessary to pursue their investment styles. Proposals 4 and 5 have more information about the risks that such concentration might entail.

How does the Board recommend that I vote?

The Board of Directors, including the independent Directors, recommends that you vote “for” each proposal that applies to your Fund. The Board supports these proposals because they will:

•	Provide active investment management to the Funds, which have been invested only in high quality short-term money market funds or instruments since 2003
•	Allow new investment strategies, designed to improve performance, to be implemented for the Funds
•

Provide shareholders access to skilled and experienced asset managers specializing in a range of investment strategies that complement each other in order to provide shareholders with returns that are expected to be less volatile and less sensitive to financial market indices

•

Make, along with other ongoing initiatives, the Funds more competitive with other fund offerings, which could reduce expenses from their initial levels if they attract new investors and asset size increases

•	Provide these benefits in a cost-effective manner

What happens if shareholders do not approve a proposal?

If shareholders do not approve a proposal for their Fund, the Board will consider other actions that may be taken. This may include resubmitting the proposal to shareholders at a later date, other advisory arrangements, or liquidating the Funds. Please note that certain proposals are conditioned on approval of other proposals, as described in the Joint Proxy Statement. For example, a subadvisory agreement for a Fund will only be implemented if shareholders also approve the new advisory agreement for their Fund.

Who is entitled to vote?

Shareholders of record on April [1], 2009 are entitled to vote at the Special Meeting.

Who should I call for more information?

If you need more information, please call 1-866-207-3626.

How do I vote my shares?

You can vote your shares using any of the following options:

In Person: You may vote your shares in person at the Special Meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

Who is bearing the expenses related to the Special Meeting?

All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the Special Meeting will be paid by the Funds, allocated according to their relative net assets.

How can I obtain a copy of the annual report and semi-annual report?

You may request a copy of the Funds’ most recent annual report and semi-annual report succeeding the annual report, if any, by writing to Embarcadero Funds, Inc., c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1-800-228-2121. The Funds will furnish these copies free of charge.

EMBARCADERO FUNDS, INC.

Post-Venture Fund	Technology Fund

3 Embarcadero Center
Suite 1120
San Francisco, California 94111
(800) 228-2121
Notice of Special Meeting of Shareholders
To Be Held May 13, 2009

To Post-Venture and Technology Fund Shareholders:

We invite you to attend a special meeting (the “Special Meeting”) of shareholders of the Post-Venture Fund and Technology Fund (each, a “Fund” and collectively the “Funds”), portfolios of Embarcadero Funds, Inc. (the “Company”). The Special Meeting will be held at the offices of Van Wagoner Capital Management, Inc. at 3 Embarcadero Center, Suite 1120, San Francisco California 94111, on May 13, 2009, at 10:00 a.m., local time.

The purpose of the Special Meeting is to ask you to consider the following proposals:

1.     To approve a new investment advisory agreement for your Fund with Van Wagoner Capital

        Management, Inc. (“VWCM”)

2.     To approve new investment subadvisory agreements with each of subadvisers listed below (the

        “Proposed Subadvisers”):

Post-Venture Fund Proposed Subadvisers:

AlphaStream Capital Management LLC

Nakoma Capital Management, LLC

Nicholas Investment Partners, L.P.

Sage Capital Management, LLC

Simran Capital Management LLC

Sunnymeath Asset Management, Inc.

Ten Asset Management

TWIN Capital Management, Inc.

SSI Investment Management, Inc.

Zacks Investment Management

Technology Fund Proposed Subadvisers:

AlphaStream Capital Management LLC

Sage Capital Management, LLC

Ten Asset Management

TWIN Capital Management, Inc.

Zacks Investment Management

3.     To approve, subject to the provision of relief by the Securities and Exchange Commission, a “manager of managers” structure for your Fund that would allow VWCM and your Fund to enter into and materially amend subadvisory agreements for the Fund without obtaining shareholder approval

4.     To approve a change of the classification of your Fund from diversified to non-diversified

5.     To approve the elimination of the fundamental investment policy on industry concentration for your

        Fund

6.     To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Shareholders of each Fund will vote separately on each of the proposals.

You are entitled to vote at the Special Meeting and any adjournments or postponements thereof if you owned shares of your Fund at the close of business on April [1], 2009.

Whether or not you plan to attend the Special Meeting in person, please vote your shares. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions on your proxy card to vote by phone or via the Internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

PLEASE NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings if voting by mail. We have provided postage paid return envelopes for each, which require no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY.

By Order of the Board of Directors,
/s/ Jay Jacobs
President

April [8], 2009

EMBARCADERO FUNDS, INC.

Post-Venture Fund	Technology Fund

3 Embarcadero Center
Suite 1120
San Francisco, California 94111
www.embarcaderomutualfunds.com

Joint Proxy Statement
For the Special Meeting of Shareholders
To Be Held May 13, 2009

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Embarcadero Funds, Inc. (the “Company”) to be voted at the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of Van Wagoner Capital Management, Inc., 3 Embarcadero Center, Suite 1120, San Francisco, California 94111, on May 13, 2009, at 10:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth below. The mailing of the Notice of Special Meeting, this Joint Proxy Statement and the accompanying proxy card will take place on or about April [8], 2009.

This Joint Proxy Statement contains several proposals. Shareholders of each Fund will vote separately on the proposals, and approval of a proposal by one Fund will not impact the other Fund. As used in this Joint Proxy Statement, “VWCM” refers to Van Wagoner Capital Management, Inc. and the “Proposed Subadvisers” refers to the proposed subadvisers listed in the table below. The table below also shows the different proposals shareholders will be asked to consider, each of which is discussed below.

Proposal
1. New Advisory Agreements with VWCM (both Funds voting separately)
2A. New Subadvisory Agreement with AlphaStream Capital Management LLC (both Funds voting separately)
2B. New Subadvisory Agreement with Sage Capital Management, LLC (both Funds voting separately)
2C. New Subadvisory Agreement with Ten Asset Management (both Funds voting separately)
2D. New Subadvisory Agreement with TWIN Capital Management, Inc. (both Funds voting separately)
2E. New Subadvisory Agreement with Zacks Investment Management (both Funds voting separately)
2F. New Subadvisory Agreement with Nakoma Capital Management, LLC (Post-Venture Fund only)
2G. New Subadvisory Agreement with Nicholas Investment Partners, L.P. (Post-Venture Fund only)
2H. New Subadvisory Agreement with Simran Capital Management LLC (Post-Venture Fund only)
2I. New Subadvisory Agreement with Sunnymeath Asset Management, Inc. (Post-Venture Fund only)
2J. New Subadvisory Agreement with SSI Investment Management, Inc. (Post-Venture Fund only)
3. “Manager of managers” structure (both Funds voting separately)
4. Change of diversification classification (both Funds voting separately)
5. Elimination of industry concentration limitations (both Funds voting separately)

If you owned shares of a Fund as of the close of business on the record date of April [1], 2009 (the “Record Date”), then you are entitled to vote. You will be entitled to one vote per share for each share that you own on the Record Date.

On the Record Date, the number of outstanding shares of each Fund entitled to vote at the Special Meeting was as follows:

Fund	Outstanding Shares
Post-Venture Fund	[ ]
Technology Fund	[ ]

Appendix A sets forth those shareholders of record who owned more than 5% of a Fund’s outstanding shares as of the Record Date. [The Fund’s Officers and Directors, as a group, owned less than 1% of each of the Funds as of the Record Date.]

For your convenience, you may vote your shares in the following four ways.

In Person: You may vote your shares in person at the Special Meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mail in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available and call the toll-free number on the proxy card. Enter your control number from your proxy card and follow the simple instructions.

By Internet: You may vote your shares via the Internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Shareholders voting via telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

Your Board, including the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, the Funds, VWCM or the Proposed Subadvisers (the “Independent Directors”) recommend that you vote “FOR” each of the proposals discussed below.

OVERVIEW

After careful consideration, the Board has approved important changes impacting the Funds. Many of these changes require your approval, as discussed in the proposals below. Significantly, the Board has approved new investment advisory agreements with VWCM and new subadvisory agreements with the Proposed Subadvisers for both Funds. Information about VWCM and the Proposed Subadvisers appears in Proposal 1 and 2. If new advisory arrangements are approved by shareholders of a Fund, the Fund’s name and its investment program would change, as outlined in Appendix B. The new investment programs would only be implemented if shareholders approve the new advisory arrangements for their Fund appearing in Proposal 1 and 2, as applicable.

VWCM believes, and the Board agrees, that the recent downturn in the financial markets provides the Funds the opportunity to gain access to managers and strategies that are intended to have low correlations to traditional market indices. Moreover, VWCM believes, and the Board agrees, that the “manager of managers” structure provides shareholders with access to the expertise of several different high quality asset managers, at a reasonable cost. These subadvisers, and others in the future, are generally available for institutions, endowments and qualified (i.e., high net worth) investors. These subadvisers also typically require lock-up agreements and a larger minimum investment. Further, in reviewing and ultimately recommending the Proposed Subadvisers for the Funds, VWCM initially proposed subadvisers who currently provide advisory services to other registered mutual funds, and are thus familiar and experienced with using their strategies for a registered mutual fund.

The Board supports these Proposals and asks for your support. The Board believes these Proposals will:

•	Provide active investment management to the Funds, which have been invested only in high quality short-term money market funds or instruments since 2003
•	Allow new investment strategies, designed to improve performance, to be implemented for the Funds
•

Provide shareholders access to skilled and experienced asset managers specializing in a range of investment strategies that complement each other in order to provide shareholders with returns that are expected to be less volatile and less sensitive to financial market indices

•

Make, along with other ongoing initiatives, the Funds more competitive with other fund offerings, which could reduce expenses from their initial levels if they attract new investors and asset size increases

•	Provide these benefits in a cost-effective manner

PROPOSAL 1 – APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

(this Proposal applies to shareholders of each Fund, voting separately)

Shareholders of each Fund are being asked to approve a new Investment Advisory Agreement for their Fund (the “New Advisory Agreement”) with Van Wagoner Capital Management, Inc. Neither Fund currently has an investment adviser; rather, the Funds’ investment programs are overseen by the Company’s Officers and Board without compensation. Thus, since neither Fund currently pays advisory fees, the fee would be new. VWCM previously served as the Funds’ investment adviser, but terminated its investment advisory agreements with the Funds effective April 30, 2003.

In Proposal 2, shareholders are being asked to approve new subadvisory agreements for each Fund. VWCM would be responsible for paying the Proposed Subadvisers (or any future subadviser) out of the investment advisory fee it earns from a Fund.

Under the New Advisory Agreement for each Fund, VWCM has overall responsibility for the general management and investment of the assets and securities portfolios of a Fund. It would be responsible for overseeing the Funds’ subadvisers, recommending the selection of subadvisers to the Board, evaluating the performance of the subadvisers, monitoring changes at the subadvisers’ organizations, overseeing the operational aspects of the Funds, and coordinating with the subadvisers with respect to diversification and other compliance responsibilities. VWCM may determine that, rather than engage a subadviser to directly manage assets of a Fund, it may invest in a registered fund managed by the subadviser to receive the benefits of the subadviser’s advice through a pooled investment vehicle. Further, it is likely that the Post-Venture Fund will invest in the Technology Fund, thereby gaining exposure to the Proposed Subadvisers for the Technology Fund through the Technology Fund investment, rather than having the Technology Fund’s Proposed Subadvisers manage accounts for both Funds.

In addition to allocating assets among subadvisers, VWCM may also invest in securities and other instruments directly, including certain derivatives and other registered mutual funds, to increase portfolio diversification, reduce market exposure or better achieve the Funds’ investment objectives.

The tables below show, by Fund, the Annual Fund Operating Expenses estimated as of December 31, 2008 under a Fund’s current advisory arrangements, and estimated, pro forma, Annual Fund Operating Expenses if the New Advisory Agreement is approved. Annual Fund Operating Expenses are expenses that cover the cost of operating the Fund and are paid out of Fund assets. These expenses are borne indirectly by all shareholders. You should note that a Fund’s operating expense ratio depends, to a large degree, on total Fund assets. If a Fund’s assets continue to decrease under the New Advisory Agreement, the Fund’s expense ratio (shown under Total Annual Fund Operating Expenses) may be higher than that shown below. The below tables also do not reflect expenses related to the shareholder meetings borne by the Funds which, if included, would also increase the expense ratios.

Each table is followed by examples showing the cost of investing in the Fund based on the current advisory arrangements and under the estimated, pro forma, arrangements. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Post-Venture Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma*
Management Fees	0.00%(1)	2.00%
Distribution (12b-1) Fees(2)	0.15%	0.25%
Dividend Expense on Short Sales(3)	none	1.50%
Other Expenses	12.13%	12.13%
Acquired Fund Fees and Expenses(4)	none	5.49%
Total Annual Fund Operating Expenses	12.28%	21.37%

*

Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting. If Fund assets decrease from December 31, 2008 levels, the Fund’s pro forma expense ratio will be higher than shown above.

(1)	The Officers and Board currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.

(2)	The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

(3)

When the Fund sells a security short, it borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider, but are similar to transaction costs or capital expenditures related to the on-going management of the Fund’s portfolio.

(4)	“Acquired Fund Fees and Expenses” are estimated fees and expenses charged by the funds in which the Fund, under its new investment program, invests.

Example: Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $1,183	3 Years: $3,298	5 Years: $5,116	10 Years: $8,621

Pro forma
1 Year: $1,962	3 Years: $4,975	5 Years: $7,083	10 Years: $9,980

Technology Fund

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro Forma*
Management Fees	0.00%(1)	1.75%
Distribution (12b-1) Fees(2)	0.15%	0.25%
Dividend Expense on Short Sales(3)	none	1.50%
Other Expenses	12.96%	12.96%
Acquired Fund Fees and Expenses(4)	none	1.25%
Total Annual Fund Operating Expenses	13.11%	17.71%

*

Pro forma expenses do not include expenses incurred by the Fund related to the shareholder meeting. If Fund assets decrease from December 31, 2008 levels, the Fund’s pro forma expense ratio will be higher than shown above.

(1)	The Officers and Board currently oversee the Fund’s investments primarily in high quality short-term money market funds or instruments without compensation.

(2)	The maximum permitted 12b-1 fees for the Fund are 0.25% of the Fund’s daily average net assets.

(3)

When the Fund sells a security short, it borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider, but are similar to transaction costs or capital expenditures related to the on-going management of the Fund’s portfolio.

(4)	“Acquired Fund Fees and Expenses” are estimated fees and expenses charged by the funds in which the Fund, under its new investment program, invests.

Example: Although your actual costs may be higher or lower, based on the assumptions above your net costs would be:

Current:
1 Year: $1,258	3 Years: $3,476	5 Years: $5,349	10 Years: $8,853

Pro forma
1 Year: $1,658	3 Years: $4,370	5 Years: $6,436	10 Years: $9,697

The New Advisory Agreements were unanimously approved by the Board, including all of the Independent Directors, at a meeting held on February 12, 2009. A copy of the proposed New Advisory Agreement appears at Appendix C. More information about VWCM and the New Advisory Agreement appears below.

About Van Wagoner Capital Management, Inc.

VWCM was organized on October 24, 1995, and currently supervises and manages three other series of Embarcadero Funds, Inc., subject to policies set by the Board. Garrett Van Wagoner, President and a director of VWCM, and Jay Jacobs, a Director of the Funds, control VWCM. VWCM is located at Three Embarcadero Center, Suite 1120, San Francisco, California 94111.

VWCM does not serve as the investment adviser to any registered investment companies other than the three other series of Embarcadero Funds, which have different investment programs than the Funds. Other than what it would do under the proposed New Advisory Agreements, VWCM does not provide other services to the Funds. Also, VWCM does not have any affiliates that provide, or would provide, services to the Funds.

Portfolio Managers

If the New Advisory Agreements are approved, Mr. Van Wagoner and Mr. Jacobs would be responsible for overseeing the Proposed Subadvisers (and any future subadviser). Please see Proposal 2 for information about the portfolio managers at the Proposed Subadvisers who would be responsible for the day-to-day management of the Funds.

Mr. Jacobs would primarily be responsible for allocating assets among the Proposed Subadvisers or investing each Fund’s assets directly in other investments, such as registered funds. Prior to his employment at VWCM, Mr. Jacobs was the Founder and Portfolio Manager for Crossover Venture Partners (“CVP”), a private managed hedge fund, from 2003 to 2007. Before starting CVP, Mr. Jacobs was a Founding Partner, Director of Sales, Portfolio Manager, and Director of Asset Management of Thomas Weisel Partners (“TWP”) from 1998 to 2003. Prior to joining TWP, Mr. Jacobs was a Founding Partner, Institutional Equity Sales, and Director of Sales with Wessels, Arnold and Henderson from 1986 to 1998.

Terms of the New Advisory Agreements

The following summary of the New Advisory Agreement is qualified in its entirety by reference to the copy attached as Appendix C.

Advisory Services. VWCM will, subject to and in accordance with the investment objective and policies of a Fund and any directions from the Board, have overall responsibility for the general management and investment of the assets and investment portfolios of the Fund. VWCM may delegate its investment responsibilities with respect to a Fund, or segments of a Fund, to one or more persons or companies, who will have full investment discretion for the Fund and make all determinations with respect to the investment of the Fund’s assets assigned to the delegated person or company and the purchase and sale of portfolio investments with those assets, and any steps necessary to implement its decision. VWCM will not be responsible or liable for the investment merits of any decision by a delegated person or company to purchase, hold or sell a security for a Fund’s portfolio.

Under the New Advisory Agreement for each Fund, VWCM would be primarily responsible for the oversight of the Proposed Subadvisers. VWCM will develop overall investment programs and strategies for a Fund or segments of a Fund, revise such programs as necessary, and monitor and report periodically to the Board concerning the implementation of the programs. VWCM will also research and evaluate subadvisers and advise the Board of the subadvisers that it believes are best-suited to invest the assets of a Fund; monitor and evaluate the investment performance of the subadviser; determine the portion of a Fund’s assets to be managed by the subadviser; recommend changes or additions of subadvisers when appropriate; and coordinate the investment activities of the subadvisers. In addition to allocating assets among subadvisers, VWCM may also invest in securities directly. It may exercise this discretion for any reason, including to invest a Fund’s assets pending allocation to a subadviser, to hedge a Fund against exposures created by the subadvisers, or to modify a Fund’s exposure to a particular investment or market-related risk.

Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement on the part of VWCM, VWCM will not be subject to liability to a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services under the New Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.

Compensation.

The New Advisory Agreement provides for compensation to VWCM at the annual rates set forth in the table below. These rates are based on the average daily net assets of a Fund, and are paid monthly, as determined by valuations made as of the close of each business day of the month. VWCM will be responsible for paying the Proposed Subadvisers (and any future subadvisers) out of its advisory fees. The table below also shows the Funds’ current advisory fee rates.

Fund	Proposed Fee Rate	Current Fee Rate
Post-Venture Fund	2.00%	0%*
Technology Fund	1.75%	0%*

* The Funds currently invest primarily in high quality short-term money market funds or instruments and will continue to do so until shareholders approve the New Advisory Agreement. The Fund’s Officers and Board currently oversee the Funds’ investment programs, without compensation.

VWCM did not earn any fees from the Funds in 2008. If VWCM had served as investment adviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received $28,211 for providing investment advice to that Fund. If VWCM had served as investment adviser to the Technology Fund for the fiscal year ended December 31, 2008, it would have received $21,091 for providing investment advice to that Fund.

Expenses. VWCM will not be required to pay any expenses of the Fund. VWCM would be responsible for the Proposed Subadvisers’ fees.

Termination. The New Advisory Agreement of a Fund may be terminated at any time, without the payment of any penalty, by the Board or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, upon giving sixty (60) days’ written notice to VWCM. The New Advisory Agreement may be terminated by VWCM at any time upon the giving of sixty (60) days’ written notice to the Company. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act). Subject to prior termination, the New Advisory Agreement will continue in effect for two (2) years from the date it is executed and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board or by the vote of the majority of the outstanding voting securities of the Company, as defined in the 1940 Act, and (ii) the Board in the manner required by the 1940 Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

Factors Considered By the Board

The New Advisory Agreements were discussed and considered at a meeting of the Board held on February 12, 2009, which all of the Directors, including all of the Independent Directors, attended in person. Once the previously-proposed advisory arrangements for the Funds failed to receive shareholder approval, the Directors and VWCM discussed options available to the Funds, both at Board meetings and in between formal meetings. VWCM noted that it had for several months considered developing absolute return and market neutral strategies using the “manager of managers” structure, for a new series of the Embarcadero Funds. VWCM indicated that these strategies could be implemented for the Funds, and the Directors requested that VWCM present a formal proposal in early 2009. VWCM contacted different asset managers and conducted due diligence and reviews of several potential subadvisers, ultimately recommending the Proposed Subadvisers for the Funds at the February 12, 2009 meeting. The Directors, including the Independent Directors, reviewed extensive materials prepared in advance of the February 12, 2009 meeting, including materials showing the standards to be used by the Independent Directors in reaching their decisions about the New Advisory Agreements. The Independent Directors discussed the materials, which included financial, statistical and other information, with VWCM, who responded to questions about the proposed new advisory arrangements and the allocation of responsibilities between the parties. VWCM discussed the due diligence it had conducted and the process through which it selected the Proposed Subadvisers for recommendation.

The Independent Directors considered a variety of factors. Their individual determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

In approving the New Advisory Agreements for each Fund, the Directors considered and evaluated, among other things, the following factors: (1) the nature, quality and extent of services to be provided by VWCM and the Proposed Subadvisers; (2) historical performance information of accounts managed by the Proposed Subadvisers; (3) the proposed management fees and expected total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

The Directors concluded that, for each Fund, VWCM would be providing services comparable to those provided by investment advisers generally, and that with respect to each Fund the nature and extent of the services provided by VWCM were appropriate, given the applicable investment objective and strategy. The Directors concluded that by finding and recommending the Proposed Subadvisers, VWCM had demonstrated its ability to select qualified portfolio managers with the potential to outperform the market. The Directors noted that the proposed management fees and expected total operating expenses of each Fund were higher than those of many other mutual funds but believed the higher fees and expenses were warranted because of the potential performance of the new strategies. Moreover, the Directors recognized VWCM’s efforts to reduce Fund expenses, which, along with the Board’s other initiatives to provide improved investment options, could attract new investors and further reduce expenses over time. The Directors concluded that it was unlikely that the Funds would grow sufficiently in the first couple of years to yield significant economies of scale to VWCM, but that this factor would be monitored and taken into consideration on an annual basis. The Directors concluded that it was unlikely that the Funds would grow to a sufficient size in the first couple of years for VWCM to realize more than a reasonable profit from the investment advisory arrangements, but that VWCM’s profitability would be reviewed on an annual basis, if not more frequently.

Certain of these factors are discussed in greater detail below.

In considering the nature and extent of services to be provided by VWCM, the Directors recognized that VWCM would be primarily responsible for overseeing the Funds’ subadvisers. The Directors considered VWCM’s ability to effectively oversee the subadvisers and coordinate compliance responsibilities for the Funds, along with the coordination of the Funds’ other service providers. The Board recognized that each of the Proposed Subadvisers currently provided advisory services to registered mutual funds and were thus familiar and experienced with using their strategies for a registered fund. VWCM represented that, in considering new service providers for the Funds, it had explored their capabilities for providing the services required by the Funds and their strategies, and that VWCM would closely monitor compliance and other operational matters and keep the Board informed of any issues.

In reviewing performance information, the Board considered extensive composite information presented by the Proposed Subadvisers for accounts with substantially similar objectives, policies, strategies and risks to those they would use for portions of the Funds. The Board also discussed with VWCM its methods for allocating assets among the Proposed Subadvisers, or similar mutual funds, and performance expectations for the Funds.

The Board also received financial information about VWCM and considered the extent that economies of scale could be realized as the Funds grew in size. The Directors recognized that estimates of such information under the new advisory arrangements would depend on numerous factors and assumptions, and determined to monitor these factors in connection with subsequent renewals of the New Advisory Agreement. The Directors recognized that VWCM would pay a portion of its advisory fees to the Proposed Subadvisers. The Directors recognized that VWCM had been proactive in managing and reducing the Funds’ expenses and, for other series, had voluntarily waived fees in the past.

Finally, the Directors recognized certain “fall out” benefits that VWCM may receive under the New Advisory Agreements. VWCM would not provide services to the Funds other than under the New Advisory Agreement, but the Board recognized that VWCM could receive positive reputational benefits from its association with the Funds if the Funds are successful.

Overall, the Directors and the Independent Directors concluded that the New Advisory Agreements were fair and reasonable. At the February 12, 2009 meeting, the Directors determined to submit the New Advisory Agreements to shareholders for their approval.

If approved by shareholders of a Fund, the New Advisory Agreement would take effect as soon as practicable following such approval.

If shareholders of a Fund do not approve this Proposal 1, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future, other advisory arrangements, or whether to liquidate a Fund.

Required Vote

The Funds will each vote on the New Advisory Agreement separately. Approval of the New Advisory Agreement for one Fund is not conditioned on the other Fund also approving the New Advisory Agreement. Approval of this Proposal 1 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act. A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 – APPROVAL OF NEW SUBADVISORY AGREEMENTS

(this Proposal applies to shareholders of each Fund, voting separately)

In Proposal 1, shareholders are being asked to approve a New Advisory Agreement with VWCM. In this Proposal 2, shareholders are being asked to approve new subadvisory agreements for their Fund. Each Fund will vote separately, and shareholders of Technology Fund are only being asked to approve five Proposed Subadvisers. This Proposal 2 for a Fund will only take effect if shareholders also approve Proposal 1 for their Fund.

The Proposed Subadvisers for the Post-Venture Fund are:

AlphaStream Capital Management LLC
Nakoma Capital Management, LLC
Nicholas Investment Partners, L.P.
Sage Capital Management, LLC
Simran Capital Management LLC
Sunnymeath Asset Management, Inc.
Ten Asset Management
TWIN Capital Management, Inc.
SSI Investment Management, Inc.
Zacks Investment Management

The Proposed Subadvisers for the Technology Fund are:

AlphaStream Capital Management LLC
Sage Capital Management, LLC
Ten Asset Management
TWIN Capital Management, Inc.
Zacks Investment Management

Information about the new subadvisory agreements, the factors considered by the Board and the required vote is set forth below. Following that discussion appears specific information about each Proposed Subadviser.

As noted in Proposal 1, under the New Advisory Agreement, VWCM would be responsible for overseeing each Fund’s subadvisers and other matters, but would (except when investing in registered funds) generally not be responsible for the day-to-day investment decisions for a Fund. The Proposed Subadvisers would have this responsibility and would be responsible for implementing a Fund’s strategies, selecting individual securities, and selecting brokers and dealers to execute transactions for the Fund. The fees of the Proposed Subadvisers would be paid by VWCM, and thus would not impact a Fund’s advisory fees.

Although shareholder approval is sought for ten Proposed Subadvisers for the Post-Venture Fund and five Proposed Subadvisers for the Technology Fund, VWCM does not intend, at least initially, to allocate assets to all the listed Proposed Subadvisers. It may, in its discretion, delay allocating assets to some Proposed Subadvisers in order for Fund assets to grow to meet relevant investment minimums, or for any other reason. Further, VWCM may determine that, rather than engage a Proposed Subadviser to directly manage assets of a Fund, it may invest in a registered fund managed by the Proposed Subadviser to receive the benefits of the Proposed Subadviser’s advice through a pooled investment vehicle. In addition, it is likely that the Post-Venture Fund will invest in the Technology Fund, thereby gaining exposure to the Proposed Subadvisers for the Technology Fund through the Technology Fund investment, rather than having the Technology Fund’s Proposed Subadvisers manage accounts for both Funds. If VWCM invests Post-Venture Fund assets in the Technology Fund, it will do so in compliance with applicable limitations under the 1940 Act.

Although not all of the Proposed Subadvisers will be allocated assets to manage, at least initially, shareholder approval of each Proposed Subadviser is sought at this time in order to provide VWCM the flexibility to engage any of the Proposed Subadvisers in the future without seeking further shareholder approval. Prior to engaging any new subadviser, the 1940 Act requires that shareholders also approve the subadviser. Although the Funds and VWCM are seeking relief from this requirement, as discussed in Proposal 3, until that relief is available shareholder approval of any new subadviser is required. Approval at this time, when the Funds are otherwise seeking approvals from shareholders, is less costly to the Funds than seeking a separate approval in the future.

Terms of the New Subadvisory Agreement

The following summary of the Subadvisory Agreement between VWCM and each Proposed Subadviser with respect to each Fund (the “Subadvisory Agreement”) is qualified in its entirety by reference to the copy attached as Appendix D.

Subadvisory Services. Under the Subadvisory Agreement, the Proposed Subadviser would be responsible for decisions with respect to all purchases and sales of securities and other investment assets concerning the assets allocated to it. To carry out these decisions, the Proposed Subadviser is authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to the assets allocated to it, and to select brokers and dealers to execute, or to select markets on or in which to execute, such orders or instructions. In all purchases, sales and other transactions in securities and other investments for the assets allocated to it, the Proposed Subadviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by a Fund. The Proposed Subadviser will provide reports to the Board and VWCM as reasonably requested by them, and will also maintain on behalf of the Fund certain records. In making purchases and sales of securities and other investment assets for a Fund, the Proposed Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Fund’s policies and procedures, its registration statement and other applicable laws.

Liability. The Proposed Subadviser will give the benefit of the Subadviser's best judgment and efforts in rendering its services under the Subadvisory Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement on the part of the Proposed Subadviser, the Proposed Subadviser will not be liable for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.

Compensation. The proposed fees payable by VWCM to each Proposed Subadviser are set forth under the discussion of each Proposed Subadviser below.

Expenses. Each Proposed Subadviser is responsible for its own expenses under the Subadvisory Agreement.

Termination. The Subadvisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by VWCM on 60 days' written notice to the Proposed Subadviser or (ii) by the Proposed Subadviser on 60 days' written notice to the Fund. The Subadvisory Agreement will terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement between VWCM and a Fund. Subject to prior termination, the Subadvisory Agreement will continue in effect for an initial period of two years and indefinitely thereafter, but only so long as the continuance after the initial period is specifically approved annually by the Board of the Company in the manner required by the 1940 Act.

Factors Considered By the Board

The Subadvisory Agreements were discussed and considered at a meeting of the Board held on February 12, 2009, which all of the Directors, including all of the Independent Directors, attended in person. As noted above, the Directors’ review and approval of the Proposed Subadvisers and the Subadvisory Agreements followed from prior discussions with VWCM after the previously-approved advisory arrangements for the Funds failed to be approved by shareholders. VWCM has performed thorough due diligence on a large list of potential subadviser candidates, including all of the Proposed Subadvisers, and formally recommended the Proposed Subadvisers to the Board at the February 12, 2009 meeting. The Directors, including the Independent Directors, reviewed extensive materials prepared in advance of the February 12, 2009 meeting, including materials showing the standards to be used by the Independent Directors in reaching their decisions about the Subadvisory Agreements. The Independent Directors discussed the materials, which included financial, statistical and other information, with VWCM, who responded to questions about the proposed new advisory arrangements and the allocation of responsibilities between the parties. VWCM discussed the due diligence it had conducted and the process through which it selected the Proposed Subadvisers for recommendation.

The Independent Directors considered a variety of factors. Their individual determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

In approving the Subadvisory Agreements for each Fund, the Directors considered and evaluated, among other things, the following factors: (1) the nature, quality and extent of services to be provided by the Proposed Subadvisers; (2) historical performance information of accounts managed by the Proposed Subadvisers; (3) the proposed management fees and expected total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

The Directors concluded that, for each Fund, the Proposed Subadvisers would be providing services comparable to those provided by investment advisers generally, and that with respect to each Fund the nature and extent of the services to be provided by the Proposed Subadvisers were appropriate, given the applicable investment objective and strategy. The Directors concluded that the Proposed Subadvisers had strong performance records in the strategies they would use for the Funds and were qualified to manage the Funds. The Directors concluded that by finding and recommending the Proposed Subadvisers, VWCM had demonstrated its ability to select qualified portfolio managers with the potential to outperform the market. The Directors noted that the proposed management fees and expected total operating expenses of each Fund were higher than those of many other mutual funds but believed the higher fees and expenses were warranted because of the potential performance of the new strategies. Moreover, the Directors recognized VWCM’s efforts to reduce Fund expenses, which, along with the Board’s other initiatives to provide improved investment options, could attract new investors and further reduce expenses over time. The Directors concluded that it was unlikely that the Funds would grow sufficiently in the first couple of years to yield significant economies of scale to the Proposed Subadvisers, but that this factor would be monitored and taken into consideration on an annual basis. The Directors concluded that it was unlikely that the Funds would grow to a sufficient size in the first couple of years for the Proposed Subadvisers to realize more than a reasonable profit from the investment advisory arrangements, but that the Proposed Subadvisers’ profitability would be reviewed on an annual basis.

Certain of these factors are discussed in greater detail below.

In considering the nature and extent of services to be provided by the Proposed Subadvisers, the Board reviewed the coordination of services between VWCM and the Proposed Subadvisers. The Board recognized that each of the Proposed Subadvisers currently provided advisory services to registered mutual funds and were thus familiar and experienced with using their strategies for a registered fund. The Board reviewed the qualifications of the individuals who would serve as portfolio managers, as well as each Proposed Subadviser’s general experience, business and operations, as described under the discussion of each Proposed Subadviser below. The Directors considered a presentation on each Proposed Subadviser’s organization and the extent of services to be provided under the Subadvisory Agreements.

In reviewing performance information, the Board considered extensive composite information presented by the Proposed Subadvisers for accounts with substantially similar objectives, policies, strategies and risks to those it would use in managing a portion of the Funds. The Board also discussed with VWCM each Proposed Subadviser’s investment focus, VWCM’s methods for allocating assets among the Proposed Subadvisers, or similar mutual funds, and performance expectations for the relevant Funds.

The Directors recognized that profitability estimates and projections concerning the Proposed Subadvisers’ realization of economies of scale would depend on numerous factors and assumptions, and determined to monitor these factors in connection with subsequent renewals of the Subadvisory Agreements.

Finally, the Directors recognized certain “fall out” benefits that the Proposed Subadvisers may receive under the Subadvisory Agreements, including that each may receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of a Fund. None of the Proposed Subadvisers would provide services to the Funds other than under the proposed Subadvisory Agreements, but the Board recognized that each could receive positive reputational benefits from its association with the Funds if the Funds are successful. The Directors also reviewed information provided by the Proposed Subadvisers concerning fees charged to other accounts.

Overall, the Directors and the Independent Directors concluded that the Subadvisory Agreements were fair and reasonable. At the February 12, 2009 meeting, the Directors determined to submit the Subadvisory Agreements to shareholders for their approval.

One director abstained from voting on the Subadvisory Agreement with Nakoma Capital Management, LLC because that Proposed Subadviser also advises or serves as general partner of a private fund that invests in a private fund advised or managed by the director's firm. While the director does not receive compensation or other direct benefit from the Proposed Subadviser's investment, his firm receives advisory fee revenue from the investment, which could indirectly benefit the director.

If approved by shareholders of a Fund, the Subadvisory Agreement for the Fund would take effect as soon as practicable following such approval.

If shareholders of a Fund do not approve this Proposal 2, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future, other advisory arrangements or whether to liquidate a Fund.

Required Vote

Each Fund will vote on each Proposed Subadviser applicable to it separately, as indicated below. Approval of the Subadvisory Agreement for a Fund is not conditioned on the other Fund also approving a subadvisory agreement. Approval of this Proposal 2 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act. A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH APPLICABLE PROPOSED SUBADVISER IN THIS PROPOSAL 2.

PROPOSAL 2A – ALPHASTREAM CAPITAL MANAGEMENT LLC

(this Proposal applies to shareholders of each Fund, voting separately)

AlphaStream Capital Management LLC (“AlphaStream”) was formed in June of 2002 by the former U.S. quantitative equity portfolio management team of Zurich Scudder Investments, Inc. (“ZSI”). The firm believes in a fundamental quantitative approach that is applied using a strategy that has been researched, tested, and implemented, to balance reward to risk to meet client objectives.

AlphaStream is located at 3404 Mt. Diablo Boulevard, Suite 17, Lafayette, CA 94549 and, as of December 31, 2008, had approximately $48 million in assets under management, of which approximately $27 is in a long/short equity strategy. AlphaStream was founded by Stephen Marsh and Robert Tymoczko, AlphaStream’s two principals. Mr. Marsh and Mr. Tymoczko have worked together for 9 years as a team, first for three years as co-heads of U.S. quantitative equities at ZSI and then for 6 years at AlphaStream.

Portfolio Managers

If AlphaStream is approved as subadviser to a Fund, Mr. March and Mr. Tymoczko would serve as portfolio managers. Their backgrounds appear below:

Stephen Marsh

Mr. Marsh is a founding member of AlphaStream. Prior to that, Mr. Marsh was the lead portfolio manager at ZSI for tax-managed institutional accounts and co-head of U.S. quantitative equities. Mr. Marsh previously served in London as Client Service Director and served on the global and the emerging market bond investment policy committees. He holds an M.Sc. from Strathclyde University, Glasgow and a B.Sc. from Heriot-Watt University, Edinburgh. He holds the Series 65 NASD license.

Robert Tymoczko

Mr. Tymoczko is a founding member of AlphaStream. Prior to that, Mr. Tymoczko was the lead portfolio manager at ZSI for enhanced index and small cap mutual funds and co-head of U.S. quantitative equities. He holds an MBA from the University of Chicago and a BA from Stanford University. Mr. Tymoczko holds the Series 7 and 63 NASD licenses.

Compensation under the Subadvisory Agreement

For its services for a Fund, VWCM will pay AlphaStream a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rates set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.00%
Technology Fund	1.00%

AlphaStream will not receive fees from either Fund until shareholders approve the Subadvisory Agreement for their Fund. If AlphaStream had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,410 for providing investment advice to that Fund. If AlphaStream had served as subadviser to the Technology Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $2,410 for providing investment advice to that Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by AlphaStream

The following chart sets forth information with respect to other mutual funds advised by AlphaStream with an investment objective similar to the investment objective of the Funds.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Alpha Hedged Strategies Fund	$345 million*	**	**
Beta Hedged Strategies Fund	$6 million*	**	**

* The fund uses several different subadvisers, including AlphaStream. Of this amount, AlphaStream is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, AlphaStream’s fees are not publicly disclosed by the fund.

PROPOSAL 2B – SAGE CAPITAL MANAGEMENT, LLC

(this Proposal applies to shareholders of each Fund, voting separately)

Sage Capital Management, LLC (“SCM”) specializes in U.S. convertible arbitrage strategies. The strategy involves purchasing interest-bearing convertible debentures and high yielding convertible preferred stocks. These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing an appropriate number of equity call options. The firm has managed domestic limited partnership funds open to both individual and institutional investors as well as a number of separately managed accounts for over twenty years. SCM was founded in 1988 by Peter deLisser for the purpose of investing client capital in convertible arbitrage strategies. Convertible arbitrage has traditionally been a conservative, low volatility investment strategy, and typically generates higher returns than that offered by fixed income instruments having the same risk profile.

SCM is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236. Assets under management were approximately $100 million as of December 31, 2008. SCM is wholly owned by Mr. deLisser, Karen Heston and Michael Ippolito, its three principals.

Portfolio Managers

If SCM is approved as subadviser to a Fund, Mr. deLisser, Ms. Heston and Mr. Ippolito would serve as portfolio managers. Their backgrounds appear below:

Peter deLisser

Mr. deLisser is SCM’s President and Senior Partner. In 1982, Mr. deLisser participated in the Morgan Stanley Training Program in Securities Trading. Upon graduation, Mr. deLisser entered the firm’s Convertible Securities department as a sales/trader. He spent six years marketing convertible securities to major U.S. institutions and was part of the group responsible for investing Morgan Stanley’s proprietary capital in convertible arbitrage strategies. In April of 1988, Mr. deLisser resigned from Morgan Stanley as a Vice President to create the Sage Capital Limited Partnership Fund. He is the founder, president and senior partner of SCM. He received a BA from Brown University in 1973.

Karen Heston

Ms. Heston is SCM’s Vice President and Partner. In 1981, Ms. Heston participated in the Manufacturers Hanover Trust Company’s Management Credit Training Program. Upon graduation, she joined the Bank’s Energy Division as a loan credit officer specializing in lending to the oilfield service industry. In 1985, Ms. Heston transferred to the bank’s Interest Rate Swap department. In 1990, Ms. Heston joined the Interest Rate Derivatives Group of Security Pacific Merchant Bank. In 1991 she joined the newly-formed derivatives team of Societe Generale, NY as a Vice President. Ms. Heston left Societe Generale in April 1993 to join SCM as a portfolio manager. She received a BA from Middlebury College in 1981 and an MBA from New York University in 1990.

Michael Ippolito

Mr. Ippolito is SCM’s Vice President and Partner. In 1987, Mr. Ippolito joined a regional Certified Public Accounting firm in the Seattle, WA area, earning his CPA charter while there. He assisted both public and private corporations in all audit, accounting and tax related matters. From 1991 to 1999, Mr. Ippolito worked in the wealth management industry as a financial consultant with UBS Financial Services. He managed capital for wealthy individuals, trusts, estates, corporations and pension plans and consulted in all areas of business and personal financial planning. He earned his Chartered Financial Analyst (CFA) designation in 1999 and is a board member of the Financial Analysts Society of Tampa Bay. Mr. Ippolito joined SCM as a portfolio manager in July 1999. He received a BA from Washington State University in 1986.

Compensation under the Subadvisory Agreement

For its services for a Fund, VWCM will pay SCM a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rates set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.00%
Technology Fund	1.00%

SCM will not receive fees from either Fund until shareholders approve the Subadvisory Agreement for their Fund. If SCM had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,410 for providing investment advice to that Fund. If SCM had served as subadviser to the Technology Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $2,410 for providing investment advice to that Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by SCM

The following chart sets forth information with respect to other mutual funds advised by SCM with an investment objective similar to the investment objective of the Funds.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Alpha Hedged Strategies Fund	$345 million*	**	**
* The fund uses several different subadvisers, including SCM. Of this amount, SCM is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, SCM’s fees are not publicly disclosed by the fund.

PROPOSAL 2C – TEN ASSET MANAGEMENT

(this Proposal applies to shareholders of each Fund, voting separately)

Ten Asset Management (“Ten”) began operations in 2004 and provides quantitative asset management services to various clients. Ten’s market-neutral strategy seeks capital appreciation independent of stock market direction and invests in long and short positions of common stocks of large U.S. companies. Ten will buy long positions that it believes are undervalued and take short positions in common stock that it believes are overvalued, and the strategy seeks to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. Ten combines a quantitative factor-driven relative value style with sector-by-sector stock selection. The portfolio management team has been implementing quantitative strategies together since 1996. Ten is independently owned by its employees and private investors.

Ten is located at 171 Saxony Road, Suite 105, Encinitas, CA 92024. Assets under management were approximately $444 million as of December 31, 2008. Ten’s Board of Directors is comprised of Ron Auer, Chief Executive Officer, Robert Zimmer, Chief Investment Officer, Nathan Wallace, a Ten employee, and Shelly Meyers, an independent investment adviser. Mr. Auer owns more than 10% of Ten, as do Marilyn Wallace and Winston Salser, each private investors.

Portfolio Managers

If Ten is approved as subadviser to a Fund, Robert Zimmer and John Cuthbertson would serve as portfolio managers. Their backgrounds appear below:

Robert Zimmer

Mr. Zimmer is the Chief Investment Officer and portfolio manager for Ten’s Quantitative Portfolio Management Team. He co-founded Ten in 2004. Prior to starting Ten, Mr. Zimmer was a Senior Portfolio Manager and Member of the Investment Committee for Quantitative Strategies at Freeman Associates Investment Management (“Freeman”). Prior to joining Freeman, he was a research analyst at Crowell Weedon. Mr. Zimmer received his BA from the University of California, San Diego. He is a member of the Society of Quantitative Analysts.

John Cuthbertson

Dr. Cuthbertson is Ten’s Director of Research, and a Portfolio Manager for Ten’s Quantitative Portfolio Management Team. He co-founded Ten in 2004. Prior to starting Ten, Dr. Cuthbertson was a Senior Research Analyst and Vice-President for Quantitative Strategies at Freeman, and a senior research scientist involved in nuclear fusion research at the University of California, San Diego. He received his Ph.D. from Princeton University and a BS from Washington University and a BA from William Jewell College. Dr. Cuthbertson is President and a member of the Board of Directors for the San Diego Chapter CFA Society and a member of the Chicago Quantitative Alliance.

Compensation under the Subadvisory Agreement

For its services for a Fund, VWCM will pay Ten a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rates set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.00%
Technology Fund	1.00%

Ten will not receive fees from either Fund until shareholders approve the Subadvisory Agreement for their Fund. If Ten had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,410 for providing investment advice to that Fund. If Ten had served as subadviser to the Technology Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $2,410 for providing investment advice to that Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by Ten

Although Ten serves as subadviser to other registered mutual funds, Ten does not offer its market neutral strategy, which it would use for the Funds, to other mutual funds. Accordingly, there are no similar registered funds managed by Ten with strategies similar to those it would use for the Funds.

PROPOSAL 2D – TWIN CAPITAL MANAGEMENT, INC.

(this Proposal applies to shareholders of each Fund, voting separately)

TWIN Capital Management, Inc. (“TWIN”) focuses on large and mid-cap U.S. equities and has nearly 20 years of long/short management experience. The firm was founded in 1990 by Geoffrey Gerber, Ph.D., formerly of Mellon Equity Associates, beginning with a long/short, market-neutral strategy. TWIN is a research-intensive organization, and all of its strategies are driven by models.

TWIN is located at 3244 Washington Road, Suite 202, McMurray, PA 15317. Assets under management were approximately $563 million as of December 31, 2008. TWIN is wholly-owned by Mr. Gerber. Christopher Erfort and James Hough, discussed below, are also senior executive officers of TWIN.

Portfolio Managers

If TWIN is approved as subadviser to a Fund, Mr. Gerber and Mr. Erfort would serve as portfolio managers. Their backgrounds appear below:

Geoffrey Gerber

Mr. Gerber is the President of TWIN. Having founded TWIN in 1990, Mr. Gerber is the Chief Investment Officer overseeing the entire quantitative investment process and general management of the firm. He is a specialist in institutional quantitative investment management and is also a faculty member for the Aresty Institute’s Wharton Executive Education Program on Pension Funds and Investment Management. He also serves as Chair of the Pittsburgh UJF Foundation Investment Committee, Chair of the Burroughs Wellcome Foundation Investment Committee and is a member of the Burroughs Wellcome Foundation Board of Directors. Mr. Gerber holds a Ph.D. in Finance and Economics from the University of Pennsylvania, and a BA from the State University of New York at Buffalo.

Christopher Erfort

Mr. Erfort is a portfolio manager and equity trader. He joined TWIN in 1997 and is currently head of equity trading, where he is responsible for trade implementation and measurement, and a portfolio manager, where he co-manages the equity portfolios and is also responsible for the derivative portfolios for the portable alpha overlays. Mr. Erfort joined TWIN from Federated Investors Fund Controller team. Prior to Federated, Mr. Erfort worked as a Mellon Trust accountant. Mr. Erfort holds an MBA from Robert Morris University and a BA from Marietta College, and he is a Chartered Financial Analyst.

Compensation under the Subadvisory Agreement

For its services for a Fund, VWCM will pay TWIN a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rates set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.00%
Technology Fund	1.00%

TWIN will not receive fees from either Fund until shareholders approve the Subadvisory Agreement for their Fund. If TWIN had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,410 for providing investment advice to that Fund. If TWIN had served as subadviser to the Technology Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $2,410 for providing investment advice to that Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by TWIN

The following chart sets forth information with respect to other mutual funds advised by TWIN with an investment objective similar to the investment objective of the Funds.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Alpha Hedged Strategies Fund	$345 million*	**	**
Beta Hedged Strategies Fund	$6 million*	**	**
Absolute Strategies Fund	$811 million*	**	**
* The fund uses several different subadvisers, including TWIN. Of this amount, TWIN is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, TWIN’s fees are not publicly disclosed by the fund.

PROPOSAL 2E – Zacks Investment Management

(this Proposal applies to shareholders of each Fund, voting separately)

Zacks Investment Management (“Zacks”) was established in 1992. It uses several equity strategies, and provides services to separately managed portfolios, hedge funds and a limited partnership. It has a history of analytic modeling, which evolved into a heavy focus on fundamentals. Zacks also performs estimate revision work, which is based on the pattern of earnings estimate revisions. Ben Zacks initiated the Zacks models and portfolio management techniques upon establishing the firm.

Zacks is located at 100 N. Riverside Plaza, Suite 2200, Chicago, IL 60606. Assets under management were approximately $1.6 billion as of January 31, 2009. Zacks is owned by Zacks Investment Research, a corporation, which is wholly owned by Leonard and Ben Zacks. Mitch Zacks is also an executive officer of Zacks.

Portfolio Managers

If Zacks is approved as subadviser to a Fund, Ben Zacks and Ming Fang would serve as portfolio managers. Their backgrounds appear below:

Ben Zacks

Mr. Zacks founded Zacks in 1992. Prior to the inception of Zacks, he was one of the two founders of Zacks Investment Research (the parent company) in 1978. He has supervised the Market Neutral Strategy since inception, or approximately fifteen years, and invests in the strategy. He also manages the Zacks All Cap Core Strategy. Mr. Zacks holds a BA from Boston University.

Ming Fang

Mr. Fang has been with Zacks since the beginning of 2008 and has ten years of quantitative research and trading experience. Most recently, he was a Quantitative Equity Portfolio Manager at Brevan Howard U.S Management, where he managed a market-neutral U.S. equity portfolio. Prior to that, he was an Associate Director in Quantitative Equity at PartnerRe Asset Management Corporation, where he co-managed a long/short domestic equity portfolio. Mr. Fang has a Ph.D in Finance from Yale University and a Ph.D in Applied Mathematics from the University of Washington.

Compensation under the Subadvisory Agreement

For its services for a Fund, VWCM will pay Zacks a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rates set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.10%
Technology Fund	1.10%

Zacks will not receive fees from either Fund until shareholders approve the Subadvisory Agreement for their Fund. If Zacks had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,551 for providing investment advice to that Fund. If Zacks had served as subadviser to the Technology Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $2,650 for providing investment advice to that Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by Zacks

The following chart sets forth information with respect to other mutual funds advised by Zacks with an investment objective similar to the investment objective of the Funds.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Alpha Hedged Strategies Fund	$345 million*	**	**
* The fund uses several different subadvisers, including Zacks. Of this amount, Zacks is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, Zacks’ fees are not publicly disclosed by the fund.

PROPOSAL 2F – Nakoma Capital Management, LLC

(this Proposal applies to shareholders of the Post-Venture Fund only)

Nakoma Capital Management, LLC (“Nakoma”) uses a strategy that seeks to produce an absolute rate of return commensurate with the stock market with risk levels similar to the bond market. Nakoma employs a style-agnostic, expectations investment approach that helps in diversification because it seeks to produce returns with low correlation to the stock and bond markets. Nakoma has been using an expectations investment approach for more than 20 years. Together, the investment team has over 100 years of combined investment experience. Securities held in Nakoma portfolios are mainly U.S. stocks of large to medium-size companies and occasionally exchange-traded funds.

Nakoma is located at 8040 Excelsior Drive, Suite 401, Madison, WI 53717. Assets under management were approximately $212 million as of December 31, 2008. Nakoma is owned by Dan Pickett, Mark Fedenia, Irwin F. Smith, Joel Kurth and Robyn K. Rannow, who are also Nakoma’s Managing Directors.

Portfolio Managers

If Nakoma is approved as subadviser to the Post-Venture Fund, Dan Pickett, Mark Fedenia, Irwin F. Smith, and Joel Kurth would serve as portfolio managers. Their backgrounds appear below:

Dan Pickett

Mr. Pickett is a Managing Director and Nakoma’s Chief Investment Officer. He has over 22 years of investment experience and joined Nakoma in 2002. Prior to that, he was Managing Director at Southridge Capital Management LLC from 1997 to 2002 and Managing Director at Columbus Circle Investors from 1988 to 1997. He is a Chartered Financial Analyst. He received a BBA and MS from the University of Wisconsin-Madison.

Mark Fedenia

Mr. Fedenia is a Managing Director. He has over 32 years of investment experience and joined Nakoma in 2002. Prior to that, he was a Director at Southridge Capital Management LLC. Also, since 1986 he has been a Director of the Applied Security Analysis Program at the University of Wisconsin-Madison. He received a BS, MS and Ph.D from the University of Wisconsin-Madison.

Irwin F. Smith

Mr. Smith is a Managing Director. He has over 42 years of investment experience and joined Nakoma in 1999. Prior to that, he was Executive in Residence, University of Wisconsin-Madison Graduate School of Business from 1998 to 2000. From 1975 to 1998 he was Chief Executive Officer and Chief Investment Officer at Columbus Circle Investors, and from 1972 to 1975 he was Deputy Treasurer/Chief Investment Officer of the State of Connecticut. He is a Chartered Financial Analyst. He received a BS and MBA from the University of Wisconsin-Madison.

Joel Kurth

Mr. Kurth is a Managing Director. He has over 15 years of investment experience and joined Nakoma in 2008. Prior to that, he was a Portfolio Manager at Ark Asset Management from 1998 to 2007 and a Securities Analyst at Columbus Circle Investors from 1995 to 1998. He is a Chartered Financial Analyst. He received a BBA and MS from the University of Wisconsin-Madison.

Compensation under the Subadvisory Agreement

For its services for the Post-Venture Fund, VWCM will pay Nakoma a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rate set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.50%

Nakoma will not receive fees from the Post-Venture Fund until shareholders approve the Subadvisory Agreement. If Nakoma had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $2,115 for providing investment advice to the Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by Nakoma

The following chart sets forth information with respect to other mutual funds advised by Nakoma with an investment objective similar to the investment objective of the Post-Venture Fund.

Similar Fund	Net Assets as of 2/28/2009	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Nakoma Absolute Return Fund	$198 million	1.50%	YES

PROPOSAL 2G – Nicholas Investment Partners, L.P.

(this Proposal applies to shareholders of the Post-Venture Fund only)

Nicholas Investment Partners, L.P. (“Nicholas”) is an independent, employee-owned investment management firm specializing in small to mid-cap growth equity and convertibles. It was founded in 2006 by Catherine Nicholas and Art Nicholas, the original partners of Nicholas-Applegate Capital Management (“NACM”). Combined, they have over 57 years of experience managing institutional investments across equity markets and other asset classes. After the expiration of their non-competition agreements related to the sale of NACM, they built the necessary infrastructure to manage equity and convertible strategies for institutional clients, including adding senior investment and client service professionals. Together, they each have over 20 years average institutional experience, through several market and industry cycles.

Nicholas is located at 6451 El Sicomoro, Rancho Santa Fe, CA 92067. Assets under management were approximately $149 million as of February 28, 2009. Catherine Nicholas and Art Nicholas, along with John Wylie, Arthur Gleeson and Laura DeMarco are the principal owners and partners of Nicholas.

Portfolio Managers

If Nicholas is approved as subadviser to the Post-Venture Fund, Catherine Nicholas and John Wylie would serve as portfolio managers. Their backgrounds appear below:

Catherine Nicholas

Ms. Nicholas is the Managing Partner and Chief Investment Officer of Nicholas and a Founder of Nicholas in 2006. From 2002 to 2004 she was a Member of the Executive Committee and U.S. Equity Committee of Allianz Dresdner Asset Management and Lead Portfolio Manager of the Global Select Equity Product of NACM. Prior to that, she was Partner (through 2001) and Chief Global Investment Officer at NACM from 1997 to 2002 and Partner and Lead Portfolio Manager, U.S. Small and Mini Cap Growth, NACM from 1991 to 1997. She received a BS and an MBA from the University of Southern California.

John Wiley

Mr. Wiley is a Partner and Portfolio Manager – Convertibles and Convertible Arbitrage at Nicholas since 2007. Prior to that, he was Co-Founder, Co-Chief Investment Officer and Lead Portfolio Manager at CapitalWorks Investment Partners from 1997 to 2007. Prior to that, he was Partner and Chief Investment Officer of Investor Services Group at NACM from 1996 to 1997 and Partner and Lead Portfolio Manager, Growth & Income Team at NACM from 1993 to 1996. He received a BA from Amherst College.

Compensation under the Subadvisory Agreement

For its services for the Post-Venture Fund, VWCM will pay Nicholas a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rate set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.00%

Nicholas will not receive fees from the Post-Venture Fund until shareholders approve the Subadvisory Agreement. If Nicholas had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,410 for providing investment advice to the Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by Nicholas

The following chart sets forth information with respect to other mutual funds advised by Nicholas with an investment objective similar to the investment objective of the Post-Venture Fund.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Alpha Hedged Strategies Fund	$345*	**	**
* The fund uses several different subadvisers, including Nicholas. Of this amount, Nicholas is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, Nicholas’ fees are not publicly disclosed by the fund.

PROPOSAL 2H – Simran Capital Management LLC

(this Proposal applies to shareholders of the Post-Venture Fund only)

Simran Capital Management LLC (“Simran”) is an asset management firm dedicated to providing asset management for investment strategies in the high yield credit markets. The Simran professionals have an extensive background in high yield investing, trading, restructuring and bankruptcy advisory, and investment banking. Simran has developed its Pre-Event Driven Activist Strategy, which employs one of the more risk-averse investment profiles in the asset class, while maintaining a low correlation to equity and debt markets. The strategy includes a multi-tiered credit research approach, which uses a proprietary statistical model to screen the entire high yield market to identify bonds as rich or cheap. The managers selectively assemble a portfolio of credits trading below base recovery values, which are carefully generated by using investment banking financial models to identify worst-case scenario valuations in the event of liquidation, restructuring or bankruptcy for each issue in the high yield universe. Management has combined 30+ years of expertise in intensive credit and valuation analysis as investment bankers, restructuring advisors and traders.

Simran is located at 161 N. Clark Street, 47th Floor, Chicago, IL 60601. Assets under management were approximately $204 million as of December 31, 2008. Simran is owned entirely by its employees, and Mesh Tandon and Jon Thomas are the Managing Partners.

Portfolio Managers

If Simran is approved as subadviser to the Post-Venture Fund, Mesh Tandon and Jon Thomas would serve as portfolio managers. Their backgrounds appear below:

Mesh Tandon

Mr. Tandon is a Managing Partner and President of Simran, and a co-founder. Mr. Tandon developed and executes the firm’s Pre Event Driven Activist Strategy described above. Mr. Tandon has approximately 12 years of industry experience, having started his career as an investment banker at Salomon Brothers and JP Morgan Chase. He also built and managed three different high yield and distressed hedge fund advisory platforms. In 2001, he introduced an innovative approach to portfolio management by incorporating valuation and recovery analysis into traditional high yield research. He later became a Managing Director and Partner for Advest, Inc. and RW Pressprich & Co. Mr. Tandon is NASD Securities Principal Licensed. Mr. Tandon graduated from the Edgar Bronfman School of Business at McGill University.

Jon M. Thomas

Mr. Thomas is a Managing Partner and Chief Investment Officer of Simran. Mr. Thomas has approximately 11 years of Wall Street experience, having started his career as an investment banker at JP Morgan Chase. After that, he was Senior Restructuring Advisor at Crossroads LLC where he advised bondholders, bank groups and companies in distressed situations. He later became the Head of High Yield & Distressed Research and Senior Vice President at Advest, Inc. and RW Pressprich & Co. Mr. Thomas is NASD Securities Principal Licensed. Mr. Thomas graduated from the School of Business at Babson College.

Compensation under the Subadvisory Agreement

For its services for the Post-Venture Fund, VWCM will pay Simran a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rate set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.00%

Simran will not receive fees from the Post-Venture Fund until shareholders approve the Subadvisory Agreement. If Simran had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,410 for providing investment advice to the Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by Simran

The following chart sets forth information with respect to other mutual funds advised by Simran with an investment objective similar to the investment objective of the Post-Venture Fund.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Alpha Hedged Strategies Fund	$345 million*	**	**
Beta Hedged Strategies Fund	$6 million*	**	**
* The fund uses several different subadvisers, including Simran. Of this amount, Simran is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, Simran’s fees are not publicly disclosed by the fund.

PROPOSAL 2I – Sunnymeath Asset Management, Inc.

(this Proposal applies to shareholders of the Post-Venture Fund only)

Sunnymeath Asset Management, Inc. (“Sunnymeath”) uses strategies that seek to capitalize on market opportunities in a variety of asset classes and sectors. It was founded in 1996 by James P. O’Mealia, who has over 30 years of investment experience in equity and fixed income securities. Sunnymeath has significant experience in the energy, utility, metals, materials, retail and industrial sectors, and extensive experience restructuring distressed high yield bond issuers.

Sunnymeath is located at 151 Bodman Place, Suite 100, Red Bank, NJ 07701. Assets under management were approximately $70 million as of February 28, 2009. Sunnymeath is wholly owned by Mr. O’Mealia.

Portfolio Managers

If Sunnymeath is approved as subadviser to the Post-Venture Fund, James P. O’Mealia would serve as portfolio manager. His background appears below:

James P. O’Mealia

Mr. O’Mealia is the President, Chief Investment Officer and founder of Sunnymeath. Prior to founding Sunnymeath in 1996, he most recently served as the Vice-Chief Investment Officer of Fox Asset Management (“Fox”). At Fox, he managed institutional equity, balanced and fixed income accounts and was a member of the firm's Investment and Management Committees. He previously acted as a consultant to IBJ Schroder Bank & Trust. At McGlinn Capital Management, he was Chief Operating Officer and served as a manager of the firm’s equity and high yield investments and directed the firm’s research effort. He was previously the Vice President in charge of New York Life Insurance Company’s public equity and high yield investments. Mr. O’Mealia currently serves on the board of the National Association of Petroleum Investment Analysts, and is also a member of the Association for Investment Management and Research, the New York Society of Securities Analysts, the CFA Institute and the Financial Planning Association of New Jersey. Mr. O’Mealia received a BA from St. Lawrence University.

Compensation under the Subadvisory Agreement

For its services for the Post-Venture Fund, VWCM will pay Sunnymeath a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rate set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.50%

Sunnymeath will not receive fees from the Post-Venture Fund until shareholders approve the Subadvisory Agreement. If Sunnymeath had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $2,115 for providing investment advice to the Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by Sunnymeath

The following chart sets forth information with respect to other mutual funds advised by Sunnymeath with an investment objective similar to the investment objective of the Post-Venture Fund.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Alpha Hedged Strategies Fund	$345 million*	**	**
Beta Hedged Strategies Fund	$6 million*	**	**
* The fund uses several different subadvisers, including Sunnymeath. Of this amount, Sunnymeath is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, Sunnymeath’s fees are not publicly disclosed by the fund.

PROPOSAL 2J – SSI Investment Management, Inc.

(this Proposal applies to shareholders of the Post-Venture Fund only)

SSI Investment Management, Inc. (“SSI”) was founded in 1973 and uses systematic investment strategies, and it integrates a disciplined quantitative process with fundamental analysis. SSI has over 36 years of experience, and the senior investment team has worked together for more than 15 years.

SSI’s original vision, when it was founded in 1973, was to develop a strategy that could provide consistent returns irrespective of market movements. SSI, an innovator in the application of statistical analysis to the stock market, originally created a thirteen-factor quantitative ranking system that led to the launch of the first equity market-neutral strategy in 1974.

Early in SSI’s history, in addition to the long/short equity market-neutral strategy, it tested various other hedging techniques, including hedging bonds, looking for those sustainable strategies that would provide alpha. In 1994, with the addition of George Douglas (discussed below), SSI added Hedged Convertibles to its product spectrum.

SSI is located at 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210. Assets under management were approximately $1.1 billion as of March 9, 2009. SSI is wholly-owned by its employees, and its principals are Amy Jo Gottfurcht, Chairman and Chief Executive Officer, John D. Gottfurcht, President, and George Douglas, Chief Investment Officer.

Portfolio Managers

If SSI is approved as subadviser to the Post-Venture Fund, George Douglas and Alex Volz would serve as portfolio managers. Their backgrounds appear below:

George Douglas

Mr. Douglas is SSI’s Chief Investment Officer and co-portfolio manager for convertible arbitrage strategies. He is responsible for the daily management of investment portfolios, serves as the lead portfolio manager of the hedged convertible strategy and oversees SSI’s research process. He has 31 years of experience in quantitative equity research and portfolio management. Prior to joining SSI, Mr. Douglas was Director of Quantitative Equity Investments at CS First Boston Asset Management. He received a BS, MS and MBA from the University of Wisconsin.

Alex Volz

Mr. Volz is a co-portfolio manager for convertible arbitrage strategies at SSI. He is responsible for analyzing convertible arbitrage opportunities and trading and has 11 years of experience trading convertible securities. Prior to joining SSI, Mr. Volz was a Junior Partner at Southern Trading Partners, in Atlanta, Georgia. He received a BA from Vanderbilt University.

Compensation under the Subadvisory Agreement

For its services for the Post-Venture Fund, VWCM will pay SSI a fee, paid monthly, based on the average net asset value of the Fund, as determined by valuations made as of the close of each business day of the month, at the annual rate set forth below.

Fund	Proposed Subadvisory Fee
Post-Venture Fund	1.00%

SSI will not receive fees from the Post-Venture Fund until shareholders approve the Subadvisory Agreement. If SSI had served as subadviser to the Post-Venture Fund for the fiscal year ended December 31, 2008, it would have received from VWCM $1,410 for providing investment advice to the Fund. These figures assume that each subadviser was allocated an equal portion of Fund assets to manage, and that the allocation remained consistent throughout the year, which may not be the case under the Fund’s new advisory arrangements.

Similar funds managed by SSI

The following chart sets forth information with respect to other mutual funds advised by SSI with an investment objective similar to the investment objective of the Post-Venture Fund.

Similar Fund	Net Assets as of 12/31/2008	Contractual Advisory Fee	Fee Waiver or Other Contractual Reduction in Fee
Absolute Strategies Fund	$811 million*	**	**

* The fund uses several different subadvisers, including SSI. Of this amount, SSI is responsible for managing only a portion of the fund.

** As permitted by an exemptive order granted to this fund, SSI’s fees are not publicly disclosed by the fund.

PROPOSAL 3: APPROVAL OF A MANAGER OF MANAGERS STRUCTURE

(this Proposal applies to shareholders of each Fund, voting separately)

Shareholders are being asked to approve a “manager of managers” structure for each Fund, which would permit a Fund and/or VWCM to enter into, and materially amend, subadvisory agreements with any subadvisers retained by VWCM and the Fund WITHOUT also needing to obtain further shareholder approval. Normally, the retention of a new subadviser, or the material amendment of an existing subadvisory agreement, would require shareholder approval, like that being sought under Proposal 2. That approval would no longer be necessary under the “manager of managers” structure.

If approved by shareholders, the Funds would still need relief from the Securities and Exchange Commission (the “SEC”) to dispense with the requirement to obtain shareholder approvals for subadvisers (other than those approved under Proposal 2). A number of mutual funds have obtained exemptive relief permitting a “manager of managers” structure, and the Company has applied for this relief. Such relief may also be provided by exemptive rule in the future. However, there is no assurance that appropriate exemptive relief, whether pursuant to the Company’s application or by rule, will be available to the Funds in the near future, if ever. Nevertheless, because the Funds are soliciting shareholders for approval of new advisory arrangements, the Board has determined to ask shareholders to approve the “manager of managers” structure at this time. One typical condition of SEC relief for the structure is that shareholders approve the structure before its implementation. Obtaining shareholder approval for the structure at this time would alleviate the cost and expense of seeking shareholder approval for the structure at a future date, when the Funds may not otherwise be soliciting shareholder approval on other matters.

If shareholders of a Fund approve this Proposal 3, VWCM and the Fund would be authorized to (1) engage new or additional subadvisers; (2) enter into and modify existing investment subadvisory agreements; and (3) terminate and replace subadvisers, in each case without obtaining further approval of the Fund’s shareholders, provided that (a) the subadviser is not an “affiliated person” of VWCM or the Funds, other than by reason of serving as a subadviser to a Fund, and (b) the Board has approved the new or amended subadvisory agreement.

Although shareholder approval would no longer be required for these changes, the Board (including a majority of the Independent Directors) will continue to evaluate subadvisers and must approve the retention of new subadvisers and material changes to existing subadvisory agreements. VWCM (if Proposal 1 is approved) and the Board would be responsible for overseeing subadvisers and monitoring their performance, as well as reviewing and determining if (or when) changes to a Fund’s subadvisory arrangements should be made. Further, under the 1940 Act, the Board, including a majority of the Independent Directors, must review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial term. Prior to entering into, renewing, or amending a subadvisory agreement, VWCM (if Proposal 1 is approved for a Fund) and the relevant subadviser would have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

The Board believes that it is in the best interests of each Fund to provide VWCM and the Board with increased flexibility to recommend and change subadvisers without incurring the significant delay and expense associated with obtaining prior shareholder approval for such changes. In addition, the Board recognizes that the structure would remain subject to Board oversight and conditions imposed by the SEC, including that any subadvisory agreement or material change to such agreement would still require approval by the Board (including a majority of the Independent Directors). Currently, a Fund must call and hold a shareholder meeting before it appoints a subadviser or materially amends a subadvisory agreement. Additionally, a Fund must seek shareholder approval of a new subadvisory agreement if a subadviser undergoes a change of control, even if there will be no change in the persons responsible for managing the Fund. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from shareholders, which is time-consuming, costly and often borne by the Fund. It is thus anticipated that a “manager of managers” structure would permit the Funds to operate more efficiently and cost-effectively.

Importantly, this Proposal does not affect the amount of investment advisory fees paid by a Fund. VWCM would pay subadvisers out of advisory fees it receives from a Fund, and this Proposal, and the retention of subadvisers or renegotiation of subadvisory agreements, would not impact those fees. The Board would review and approve the fees paid by VWCM to subadvisers in connection with its consideration of new subadvisory agreements and renewals of subadvisory agreements. Shareholder approval will continue to be required before the fees paid by a Fund to VWCM can increase.

As noted above, before a Fund could dispense with the shareholder approval requirement under the 1940 Act, the SEC must provide exemptive relief, either by exemptive order or by rule. Any such relief would typically require the satisfaction of a number of conditions. The precise contours of these conditions are not known at this time, but may require, for example, that within 90 days of a change to a Fund’s subadvisory agreement, the Fund provide its shareholders with an information statement containing information about the subadviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. Other conditions that may be imposed by the SEC include that: (i) any new subadvisory agreement or material change to a subadvisory agreement not directly or indirectly increase the advisory fee paid by a Fund to VWCM, (ii) the subadviser not have certain conflicting relationships with VWCM or the Fund (such as if it were an affiliate of the adviser), not including its advisory relationship with the Fund, (iii) VWCM’s advisory agreement require it to supervise and oversee the activities of the subadviser, (iv) if the Fund’s name changes to include the name of the subadviser, that the subadviser’s name not appear first, and (v) that a majority of the Company’s Directors not be interested persons of the Fund (and that those Directors select and nominate other non-interested Directors and, if they have legal counsel, that counsel be an independent legal counsel as defined under applicable SEC rules).

By approving this Proposal 3 prospectively, shareholders of a Fund are approving the operation of the “manager of managers” structure under any such terms or conditions necessary to satisfy the conditions of any relief provided by the SEC. If the conditions of any relief provided by the SEC are materially different than those noted above, the SEC may require that the Funds again seek and obtain shareholder approval of the “manager of managers” structure.

If shareholders of a Fund do not approve this Proposal 3, the Fund will continue to be required to solicit shareholder approval of new, or materially amended, subadvisory agreements.

This Proposal 3 will not be implemented unless shareholders also approve Proposal 1 for their Fund. If shareholders do not approve this Proposal 3 for their Fund, the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.

Required Vote

Each Fund will vote on the “manager of managers” structure separately. Approval of this Proposal 3 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act. A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: TO APPROVE A CHANGE TO THE CLASSIFICATION OF THE FUND FROM DIVERSIFIED TO NON-DIVERSIFIED

(this Proposal applies to shareholders of each Fund, voting separately)

Each Fund is currently a diversified open-end investment company for purposes of the 1940 Act. Under the 1940 Act, a “diversified company” must meet the following requirements: at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. In light of this requirement, each Fund has a fundamental investment restriction that provides that it may not:

With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund’s total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

At the Special Meeting, shareholders will be asked to approve reclassifying their Fund from a diversified company to a non-diversified company and to approve removing the fundamental investment restriction concerning diversification noted above for their Fund. A non-diversified company is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund may also provide more volatile investment returns than a diversified fund. Change to non- diversified status would provide greater discretion to the Proposed Subadvisers to enter into more concentrated positions in individual investments. If these positions perform poorly, the Fund could incur greater losses than if it had invested in a larger number of positions; conversely, if these positions perform well, the Fund could achieve greater returns.

Each Fund, regardless of whether classified as diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, in order to relieve it of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. To so qualify, each Fund must, among other things, diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:

(a) at least 50% of the value of the Fund’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities with respect to which the Fund’s investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and

(b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

Under the 1940 Act and the regulations thereunder, if a fund that is classified as “non-diversified” for purposes of the 1940 Act is in fact diversified for such purposes for a three-year period, it will revert to “diversified” status automatically.

In order to provide the Proposed Subadvisers the investment flexibility necessary to pursue their investment styles and portfolio construction methods, the Board determined that it was necessary and desirable to reclassify the Funds as non-diversified investment companies under the 1940 Act and to recommend that shareholders of each Fund approve the reclassification. Approval of the reclassification of a Fund will also be considered approval to remove the fundamental investment restriction concerning diversification for the Fund.

This Proposal 4 will only take effect for a Fund if shareholders also approve a new advisory agreement for the Fund (Proposal 1). If shareholders of a Fund do not approve this Proposal 4 for their Fund, the new advisory arrangements may otherwise go into effect (if Proposal 1 and 2 for the Fund are approved), and the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.

Required Vote

Approval of this Proposal 4 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act. A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY ON INDUSTRY CONCENTRATION FOR EACH FUND

(this Proposal applies to shareholders of each Fund, voting separately)

The current fundamental industry concentration policy for each Fund provides that it may not:

Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

As discussed in Proposal 4 above, in approving and recommending the Proposed Subadvisers for the Funds, the Board recognized that their investment styles and portfolio construction methods could concentrate on a limited number of positions which could account for a large portion of a Fund’s portfolio. If the Proposed Subadvisers, individually or as a group, find attractive companies in the same industry, a Fund’s holdings could therefore be concentrated in that industry. The Proposed Subadvisers do not intend to necessarily focus on any particular industry, so the particular industry implicated would vary depending upon where the Proposed Subadvisers are finding attractive investment opportunities. In order to provide the Proposed Subadvisers the investment flexibility necessary to pursue their investment styles and portfolio construction methods, the Board determined that it was necessary and desirable to eliminate the Funds’ fundamental industry concentration policies and to recommend that shareholders of each Fund approve the removal of the policy.

By eliminating a Fund’s industry concentration limitation it could, from time to time, concentrate investments in a particular industry. Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

This Proposal 5 will only take effect for a Fund if shareholders also approve a new advisory agreement for the Fund (Proposal 1). If shareholders of a Fund do not approve this Proposal 5 for their Fund, the new advisory arrangements may otherwise go into effect (if Proposal 1 and 2 for the Fund are approved), and the Board will consider other actions that may be taken, including whether to resubmit the proposal to shareholders in the future.

Required Vote

Approval of this Proposal 5 for a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on the Proposal, as defined in the 1940 Act. A “majority of the outstanding voting securities” means the vote of the lesser of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal.

YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 5.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

The Funds do not currently have an investment adviser: the Company’s Officers and Board currently oversee the Funds’ investment programs.

The Funds’ fund accountant and administrator is Mutual Shareholder Services, LLC, whose principal office is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The Funds’ principal underwriter is Rafferty Capital Markets, LLC, whose principal office is located at 59 Hilton Avenue, Garden City, New York 11530.

VOTING MATTERS

The Funds will solicit proxies by mail. Certain of the Funds’ officers and employees may solicit by telephone or personally. The Funds will not pay these officers and employees specifically for soliciting proxies. The Funds will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. The cost of soliciting proxies is expected to be approximately $28,000. The Funds have retained the Altman Group, a proxy solicitation firm, to solicit proxies. To reduce expenses and duplicate mail, the Funds will send only one copy of this proxy statement to each household address (i.e., householding) unless they have received contrary instructions. If you share an address with another shareholder, but wish to receive a separate copy of this proxy statement, please call 1-800-228-2121 and the Funds will promptly send you a separate copy.

In order to transact business at the Special Meeting, a quorum must be present. A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be voted on a proposal will constitute a quorum for the proposal.

The Special Meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal are not received. The Company may hold the Special Meeting for some proposals and adjourn the Special Meeting for other proposals. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. The Special Meeting may be adjourned without notice other than an announcement at the Special Meeting.

If the accompanying form of proxy is executed properly and returned or properly voted over the telephone or the Internet, shares represented by it will be voted at the Special Meeting in accordance with the shareholder’s instructions. Proxies returned with instructions to withhold authority to vote, broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter), will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but will be counted against any proposal that requires the affirmative vote of a specified percentage of shareholders.

You may revoke your proxy at any time before it is exercised by giving the Funds’ Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting. Your attendance at the Special Meeting does not automatically revoke your proxy.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting certain tests contained in those rules may, under certain conditions, be included in the Funds’ proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Company’s Board knows of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the person acting pursuant to the enclosed form of proxy to vote the shares represented by the proxies in accordance with her best judgment with respect to such matters.

You may request a copy of the Funds’ most recent annual report by contacting the Funds at: Embarcadero Funds, Inc., c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1 800-228-2121. The Funds will furnish these copies free of charge.

EMBARCADERO FUNDS, INC.

Jay Jacobs

President

San Francisco, California
April [8], 2009

Appendix A

Fund Ownership and Principal Shareholders

The following tables set forth certain information regarding the beneficial ownership of shares of the Funds as of the Record Date by each person or entity known by the Funds to beneficially own more than five percent of the shares of the Fund in question.

[to come]

     A- 1

Appendix B

The following pages contain information about the Funds if the new advisory arrangements are approved, including their new names, their advisers and their investment programs. Information about the Post-Venture Fund appears below on this page [B-1]; information about the Technology Fund appears below on page [B-X].

Fund:	POST-VENTURE FUND

New Name:	EMBARCADERO ABSOLUTE RETURN FUND

Adviser:	VWCM

Potential Subadvisers:

AlphaStream Capital Management LLC
Nakoma Capital Management, LLC
Nicholas Investment Partners, L.P.
Sage Capital Management, LLC
Simran Capital Management LLC
Sunnymeath Asset Management, Inc.
Ten Asset Management
TWIN Capital Management, Inc.
SSI Investment Management, Inc.
Zacks Investment Management

Investment Objective:          Long-term capital appreciation seeking absolute returns and low correlation to traditional market indices.

Investment Program:

Main Strategies:

VWCM, the Fund’s investment adviser, believes that there are important benefits from investing through skilled money managers whose strategies, when combined, seek to provide enhanced risk-adjusted returns, lower volatility and lower sensitivity to traditional financial market indices. Based on this belief, the Fund will pursue its objective by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a range of specialized investment strategies. VWCM will allocate Fund assets among the Subadvisers’ strategies that it believes offer the potential for attractive long-term investment returns and are expected to blend within the Fund’s portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets and other traditional market indices. VWCM may also invest the Fund’s assets directly, as described below.

The strategies and investment techniques employed by the Subadvisers aim to produce absolute returns over a full market cycle while managing risk exposure. They may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). These strategies may have low correlation to traditional markets because they seek asymmetric investment opportunities that may present risks unrelated to traditional markets.

The Subadvisers may invest and trade in a wide range of instruments, markets and asset classes in the U.S. and outside the U.S., including emerging markets. Investments may include equities and equity-related instruments, currencies, financial futures and forwards, certain options, swaps, private placements, fixed-income and other debt-related instruments and any other investment commonly known as a security. Equities and equity-related instruments include common stock, preferred stock, convertible securities, American Depositary Receipts, exchange-traded funds (“ETFs”), Rule 144A securities, warrants, rights, and certain equity derivatives. Debt-related instruments include corporate bonds, defaulted or distressed debt securities, mezzanine investments, collateralized bond, debt or loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy. The Subadvisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities. These securities can be rated investment grade, rated below investment grade, high yield securities (also called “junk bonds”), or unrated.

VWCM will be responsible for determining the portion of the Fund’s assets to be allocated to each Subadviser, or investing directly in securities, including mutual funds. VWCM may exercise its discretion to make direct investments in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market-related risk. VWCM intends to invest directly in mutual funds that follow strategies that complement the Subadvisers’ strategies, including mutual funds with the following characteristics: strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.

When allocating assets among Subadvisers, VWCM reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) when evaluating each Subadviser. VWCM may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. VWCM will select Subadvisers from the following group of registered investment advisers. There is no fixed or minimum allocation to any Subadviser; however, VWCM will limit allocations to any one Subadviser strategy to between 0% and 50% of total Fund assets.

AlphaStream Capital Management LLC
Nakoma Capital Management, LLC
Nicholas Investment Partners, L.P.
Sage Capital Management, LLC
Simran Capital Management LLC
Sunnymeath Asset Management, Inc.
Ten Asset Management
TWIN Capital Management, Inc.
SSI Investment Management, Inc.
Zacks Investment Management

In the future, VWCM and the Fund may remove Subadvisers from or add Subadvisers to this group. Certain Subadvisers listed above also serve as subadviser to the Embarcadero Market Neutral Fund (formerly the Technology Fund), and the Fund may invest a portion of its assets in the Embarcadero Market Neutral Fund in order to gain exposure to these Subadvisers, rather than have these Subadvisers directly manage assets of the Fund. In addition, VWCM may invest in mutual funds advised by some of the Subadvisers, rather than allocating assets for that Subadviser to manage directly.

The Subadvisers will use a wide variety of directional or market-neutral investment strategies, including a combination of the following investment strategies:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas. These strategies are primarily managed for absolute return, which means that Subadvisers assess risk and opportunity on an absolute, as opposed to an index-relative, basis, by focusing on relatively few investments that the Subadviser believes are undervalued and either offer a margin of safety, or offer high growth opportunities. Selective hedging through the use of short sales or options may be utilized to manage risk exposure. These strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Subadvisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies involve the practice of selling a security that the Fund does not own at the time of the sale. Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security. Typically, the short-seller will borrow the securities to be sold, and later repurchase identical securities for return to the lender. If the security price falls, the short-seller profits from having sold the borrowed securities for more than the subsequent payment for the securities. However, if the security price rises, the short seller loses by having sold them for less than the price at which they must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Some Subadvisers may also seek to hedge interest rate exposure. Some Subadvisers may also employ leverage, which involves the use of debt to finance the purchase of investments and results in the Fund controlling more assets than it has equity. The Fund may use certain derivatives to obtain greater leverage (with fewer assets) than would otherwise be achievable. Certain strategies may maintain a sector- and market-neutral portfolio. The average grade of bond in a portfolio is typically below investment grade, with individual ratings ranging from AA to CCC.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. Arbitrage opportunities arise in the equity, credit and derivatives markets. They may include, among other things, pairs trading, where the Subadviser takes long and short positions in securities of different companies in the same industry, convertible bond arbitrage, described above, merger arbitrage, described below, or fixed income or interest rate arbitrage, including interest rate swap arbitrage or U.S. or non-U.S. government bond arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Long/Short or Hedged Equity Strategies invest in securities that the Subadviser believes to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. Subadvisers may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt. Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets. A Subadviser using this strategy seeks to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Subadviser may invest in debt securities that fall below investment grade debt —commonly referred to as “junk bonds.” The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage-Related Securities”). Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing Treasury futures to hedge interest-rate risk. Mortgage-Related Securities may also include securities rated below investment grade or unrated, under-performing or distressed debt and equity securities issued by issuers of collateralized debt obligations, and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations. Event-driven strategies can involve distressed securities, as described above, or other special situation investments. Special situation securities include the securities of a company or companies undergoing a restructuring or reorganization or engaged in a corporate transaction, such as a leveraged buy-out or merger. Merger arbitrage, sometimes called risk arbitrage, involves investing in both long and short positions in securities involved in an announced merger deal. In a cash merger, an acquirer proposes to purchase the shares of the target for a certain price in cash. Until the acquisition is completed, the stock of the target typically trades below the purchase price. An arbitrageur buys the stock of the target and makes a gain if the acquirer ultimately buys the stock. In a stock-for-stock merger, the acquirer proposes to buy the target by exchanging its own stock for the stock of the target. An arbitrageur may then sell securities of the acquirer and buy the stock of the target. This process is called “setting a spread.” After the merger is completed, the target's stock will be converted into stock of the acquirer based on the exchange ratio determined by the merger agreement. The arbitrageur delivers the converted stock into his short position to complete the arbitrage. Other event-driven strategies involve opportunistic strategies, where the investment theme changes from strategy to strategy as opportunities arise, to seek to profit from events such as IPOs, sudden price changes often caused by an interim earnings disappointment, hostile bids, and other event-driven opportunities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions. Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors. Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic, international and high-growth emerging markets. Subadvisers may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. Subadvisers may invest in a limited number of securities, issuers, industries, or countries which may result in higher volatility. Subadvisers may take long or short positions in any of these instruments.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry. These strategies include emerging market or foreign strategies where a Subadviser invests in the equity or debt securities of companies located outside of the U.S. They may also include micro or small cap growth and value strategies, where the Subadviser screens potential investments based on the market capitalization or other factors involving the relative size of the company. Sector strategies may also seek to exploit opportunities in niche areas such as technology, healthcare, biotechnology, banking, pharmaceuticals, energy, basic materials or any other industry. In any sector strategy, a Subadviser may be long-only, or hold a hedged position. Further, a Subadviser may invest in different types of securities or instruments when pursuing a sector strategy, and may hold multiple classes of an issuer’s securities or instruments related to that issuer (i.e., equity, debt, convertibles or derivatives).

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted. Systematic strategies may be combined with other strategies for a multi-strategy approach. Systematic strategies encompass systematic diversified strategies, involving trading in diversified markets, or systematic currency, involving trading in currency markets. Some systematic strategies are trend following or non-trend following. Trend-following strategies seek to take advantage of long-term movements in various markets. A trend-following strategy seeks to benefit from both sides of the market trend, seeking profits from increases and decreases in the prices of securities. Subadvisers who use this strategy can use current market price calculation, moving averages and channel breakouts to determine the general direction of the market and to generate trade signals. A Subadviser using trend-following strategies generally does not aim to forecast or predict markets or price levels; it seeks to identify and take advantage of the trend and follow it. Non-trend following strategies, or countertrend strategies, seek to profit from trend reversals, where, using similar tools as trend-following strategies, the Subadviser seeks to identify the end of the trend and take advantage of a reversal of the trend. Systematic strategies may also include commodity trading advisors, who trade in futures or options contracts in commodity markets.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors. The Subadviser analyzes a company’s products or services, strength and weaknesses in specific areas (for example, research, product development or marketing), or its management teams and financial resources. Fundamental strategies can seek growth or value companies. Growth companies generally exhibit more earnings growth than the broad equity market while value companies are those that, in the Subadviser’s opinion, are undervalued relative to the market. A value strategy invests in securities perceived to be selling at deep discounts to their intrinsic or potential worth and may be out of favor or followed by fewer analysts. Research on companies is conducted based on internal analysis, meetings with company management and materials provided by analysts and other third parties.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities. Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket. Privately negotiated options are intended to allow for economic leverage without incurring risk beyond the premium paid for the option.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down. We cannot guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Market Risk: The prices of securities rise and fall as market and economic conditions change. The Fund’s investments are particularly volatile. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund. Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to world financial market indices may become correlated at certain times and, as a result, may cease to function as anticipated. The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

Management Risk: The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies. VWCM may select Subadvisers or underlying funds that underperform. VWCM’s allocations or decisions may not anticipate market trends successfully. In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection processes will not complement each other. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result. Further, the Fund’s exposure to certain strategies, securities or industries could be smaller or larger than would be the case if the Fund were managed by a single adviser.

Aggressive Investment Risks: The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions. Subadvisers may use these strategies for both hedging and non-hedging purposes. The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk: The Fund may invest in derivative instruments, which are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment exposures greater than their cost would suggest. This means that a small investment in a derivative could have a large potential impact on the performance of the Fund. Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk. In particular, derivatives such as “synthetic options” and other types of options or futures, swap agreements, derivatives written by or privately negotiated with financial intermediaries, and any other derivative traded over the counter, are subject to the risk that the counterparty to the transaction is unable or unwilling to perform its obligations when they become due. In some cases, the Fund may make periodic payments that it cannot recover.

Leverage Risk: Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Short Selling Risk: The Fund may hold securities long and short. The Fund may not always be able to borrow a security or close out a short position at a favorable price, and may have to sell long positions at unfavorable prices to cover short positions. The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security. The potential loss is theoretically unlimited. Also, the Fund may have to pay a premium, dividend or interest to borrow a security.

Market-Neutral Investing Risk: Some Subadvisers employ a market-neutral strategy, meaning they take long and short positions in different stocks to try and protect the Fund from general market movements. The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss. The strategy may not work as intended, and investments that historically have not been correlated may become correlated at certain times, including during a liquidity crisis in global financial markets.

Merger Arbitrage Risk: Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company. If the acquisition is not completed, the Fund may realize losses on both positions.

Event-Driven Strategies Risk: Special situations and event-driven strategies are inherently speculative in nature. Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and any Subadviser may make inaccurate predictions. The anticipated event and/or impact of the event may never be realized and losses may result. A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. Any investment made pursuant to this strategy is subject to the risk of complete loss. In addition, the result of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Distressed Securities Risk: The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants. Securities of distressed companies are generally illiquid, and there can be a significant time lag between investing and receiving proceeds from the investment, if at all. During this time, the Fund may incur costs monitoring the investment and protecting the value of its claim.

Interest Rate Risk: The value of the Fund’s investments may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

Credit Risk: The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due. Non-investment grade debt, also known as “junk bonds,” have a higher risk of default and are generally less liquid than higher-rated securities. The Fund may invest in collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”). CMOs and CDOs are each divided into classes, which are referred to as “tranches.” Certain such tranches have priority over other tranches. With respect to CMOs, each tranch’s priority is generally with respect to payment of principal. With respect to CDOs, each tranch’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranch until all other tranches with earlier maturity or distribution dates have been paid in full. The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuer’s securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund’s return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Liquidity Risk: The Fund may invest in illiquid and restricted securities. Such securities may have limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted or illiquid securities promptly and/or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund. The Fund may not purchase a security if such purchase would cause 15% or more of its total assets to be invested in illiquid securities.

Restricted Securities Risk: Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the Subadviser considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional market may subsequently become illiquid.

Foreign Securities Risk: The Fund may invest in foreign securities and depositary receipts relating to foreign securities. Investments in foreign markets involve political, regulatory and economic risks which are significant. Risks may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required, significantly less liquidity, and limitations on repatriation of invested capital. These risks are higher in developing countries.

Market Capitalization Risk: The Fund may invest in small- and mid-sized companies. The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities. This is because small companies may be more reliant on a few products, services or key personnel, and can be riskier than larger companies with more diverse product lines and management. Also, there may be less information available about these companies, and they may be more difficult to value. Because smaller companies may have fewer shares of stock outstanding or their shares trade less frequently, some of the Fund’s securities may be difficult to sell at the time or price desired.

Swap Contract Risks: The Fund may engage in interest rate, currency, equity and credit default swaps (“CDS”), and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap exposes the Fund to counterparty risk, and a Subadviser may concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.

Convertible Security Risks: Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser.

Registered Investment Company Risk: You can invest directly in the underlying funds selected by VWCM, including the Market Neutral Fund. By investing in the underlying funds indirectly through the Fund, you pay both your share of the Fund’s expenses (including operating costs and advisory and administrative fees) and the similar expenses of the underlying funds. Similarly, you pay your share of the Fund’s expenses related to distributing the Fund’s shares, and the similar distribution expenses of the underlying funds. Also, in purchasing shares of the underlying funds, the Fund may pay sales charges, or brokerage commissions. While the Fund seeks to minimize these charges, they can reduce the Fund’s investment results.

ETF Risk: ETFs trade on securities exchanges, so the market price of ETFs may not correspond exactly with their net asset values. The market price of an ETF’s shares will generally fluctuate with changes in the market value of its holdings as well as the relative supply and demand for the shares. The trading price of an ETF’s shares may deviate significantly from its net asset value during periods of market volatility.

Non-Diversification Risk: The Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than a diversified fund. This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses, than if it had invested in a larger number of stocks.

Industry Concentration Risk: Because the Fund holds a smaller number of individual securities, it may, from time to time, concentrate holdings in a particular industry. Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Fund:	TECHNOLOGY FUND

New Name:	EMBARCADERO MARKET NEUTRAL FUND

Adviser:	VWCM

Potential Subadvisers:

AlphaStream Capital Management LLC
Sage Capital Management, LLC
Ten Asset Management
TWIN Capital Management, Inc.
Zacks Investment Management

Investment Objective:          Long-term capital appreciation seeking lower volatility and risk than traditional market indices by investing in both long and short positions.

Investment Program:

Main Strategies:

VWCM, the Fund’s investment adviser, believes that there are important benefits from investing through skilled money managers whose strategies, when combined, seek to provide enhanced risk-adjusted returns, and lower volatility and risk than traditional financial market indices. Based on this belief, the Fund will pursue its objective by allocating assets among a carefully chosen group of asset managers (the “Subadvisers”) who employ a range of specialized market-neutral investment strategies. The Subadvisers will seek to minimize overall volatility and risk by taking both long and short positions in stocks. VWCM will allocate Fund assets among the Subadvisers’ strategies that it believes offer the potential for attractive long-term investment returns and are expected to blend within the Fund’s portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets and other traditional market indices. VWCM may also invest the Fund’s assets directly, as described below.

The strategies and investment techniques employed by the Subadvisers seek to produce lower volatility and risk by investing in long positions in securities the Subadvisers believe will appreciate and, generally, investing in short positions of different securities the Subadvisers believe will depreciate. These strategies, if employed correctly, seek to have low correlation to traditional markets.

The Subadvisers may invest and trade in a wide range of instruments, markets and asset classes in the U.S. and outside the U.S., including emerging markets. Investments may include equities and equity-related instruments, currencies, financial futures and forwards, options, swaps, private placements, fixed-income and other debt-related instruments and any other investment commonly known as a security. Equities and equity-related instruments include common stock, preferred stock, convertible securities, American Depositary Receipts, exchange-traded funds (“ETFs”), Rule 144A securities, warrants, rights, and equity derivatives. Debt-related instruments include corporate bonds, defaulted or distressed debt securities, mezzanine investments, collateralized bond, debt or loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy. The Subadvisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities. These securities can be rated investment grade, rated below investment grade, high yield securities (also called “junk bonds”), or unrated.

VWCM will be responsible for determining the portion of the Fund’s assets to be allocated to each Subadviser, or investing directly in securities, including mutual funds. VWCM may exercise its discretion to make direct investments in order to invest the Fund’s assets pending allocation to a Subadviser, to hedge the Fund against exposures created by the Subadvisers, or to modify the Fund’s exposure to a particular investment or market-related risk. VWCM intends to invest directly in mutual funds that follow strategies that complement the Subadvisers’ strategies, including mutual funds with the following characteristics: strong absolute and relative performance, reasonable risk-adjusted returns and consistent management styles.

When allocating assets among Subadvisers, VWCM reviews a range of qualitative and quantitative factors (e.g., investment process and statistical analysis) when evaluating each Subadviser. VWCM may direct a Subadviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. VWCM will select Subadvisers from the following group of registered investment advisers. There is no fixed or minimum allocation to any Subadviser; however, VWCM will limit allocations to any one Subadviser strategy to between 0% and 50% of total Fund assets.

AlphaStream Capital Management LLC
Sage Capital Management, LLC
Ten Asset Management
TWIN Capital Management, Inc.
Zacks Investment Management

In the future, VWCM and the Fund may remove Subadvisers from or add Subadvisers to this group. VWCM may invest in mutual funds advised by some of the Subadvisers, rather than allocating assets for that Subadviser to manage directly.

The Subadvisers will use a combination of the following investment strategies:

Long-Biased or Long-Only Equity Strategies seek to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas. These strategies are primarily managed for absolute return, which means that Subadvisers assess risk and opportunity on an absolute, as opposed to an index-relative, basis, by focusing on relatively few investments that the Subadviser believes are undervalued and either offer a margin of safety, or offer high growth opportunities. Selective hedging through the use of short sales or options may be utilized to manage risk exposure. These strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity Market Neutral Strategies seek to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Subadvisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Short-Biased Strategies involve the practice of selling a security that the Fund does not own at the time of the sale. Short selling is done with the intent of later purchasing the security at a lower price, seeking to profit from an expected decline in the price of a security. Typically, the short-seller will borrow the securities to be sold, and later repurchase identical securities for return to the lender. If the security price falls, the short-seller profits from having sold the borrowed securities for more than the subsequent payment for the securities. However, if the security price rises, the short seller loses by having sold them for less than the price at which they must later be bought.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Some Subadvisers may also seek to hedge interest rate exposure. Some Subadvisers may also employ leverage, which involves the use of debt to finance the purchase of investments and results in the Fund controlling more assets than it has equity. The Fund may use certain derivatives to obtain greater leverage (with fewer assets) than would otherwise be achievable. Certain strategies may maintain a sector- and market-neutral portfolio.

Other Relative Value or Arbitrage Strategies involve strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. Arbitrage opportunities arise in the equity, credit and derivatives markets. They may include, among other things, pairs trading, where the Subadviser takes long and short positions in securities of different companies in the same industry, convertible bond arbitrage, described above, merger arbitrage, described below, or fixed income or interest rate arbitrage, including interest rate swap arbitrage or U.S. or non-U.S. government bond arbitrage.

Market or Sector Timing/Trading Strategies seek to benefit from cyclical relationships between movements in certain market indices, sectors, security types, and other benchmarks that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Long/Short or Hedged Equity Strategies invest in securities that the Subadviser believes to be undervalued or to offer high growth opportunities, while also seeking to minimize overall market risk to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. Subadvisers may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk) bonds and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt. Long/short credit strategies are similar to the long/short equity strategies described above, but involve the credit markets instead of equity markets. A Subadviser using this strategy seeks to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Subadviser may invest in debt securities that fall below investment grade debt —commonly referred to as “junk bonds.” The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage-Related Securities”). Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing Treasury futures to hedge interest-rate risk. Mortgage-Related Securities may also include securities rated below investment grade or unrated, under-performing or distressed debt and equity securities issued by issuers of collateralized debt obligations, and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

Event-Driven Strategies seek to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations. Event-driven strategies can involve distressed securities, as described above, or other special situation investments. Special situation securities include the securities of a company or companies undergoing a restructuring or reorganization or engaged in a corporate transaction, such as a leveraged buy-out or merger. Merger arbitrage, sometimes called risk arbitrage, involves investing in both long and short positions in securities involved in an announced merger deal. In a cash merger, an acquirer proposes to purchase the shares of the target for a certain price in cash. Until the acquisition is completed, the stock of the target typically trades below the purchase price. An arbitrageur buys the stock of the target and makes a gain if the acquirer ultimately buys the stock. In a stock-for-stock merger, the acquirer proposes to buy the target by exchanging its own stock for the stock of the target. An arbitrageur may then sell securities of the acquirer and buy the stock of the target. This process is called “setting a spread.” After the merger is completed, the target's stock will be converted into stock of the acquirer based on the exchange ratio determined by the merger agreement. The arbitrageur delivers the converted stock into his short position to complete the arbitrage. Other event-driven strategies involve opportunistic strategies, where the investment theme changes from strategy to strategy as opportunities arise, to seek to profit from events such as IPOs, sudden price changes often caused by an interim earnings disappointment, hostile bids, and other event-driven opportunities.

Global Macro Strategies seek to take advantage of investment opportunities that arise from changes in macro-economic conditions. Subadvisers invest on the basis of forecasts and analysis about interest rate trends, movements in the general flow of funds, political changes, government policies, inter-government relations, and other broad systemic factors. Subadvisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic, international and high-growth emerging markets. Subadvisers may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. Subadvisers may invest in a limited number of securities, issuers, industries, or countries which may result in higher volatility. Subadvisers may take long or short positions in any of these instruments.

Sector Strategies focus on investments in particular geographical locations or types of companies categorized by any range of factors, including market capitalization or industry. These strategies include emerging market or foreign strategies where a Subadviser invests in the equity or debt securities of companies located outside of the U.S. They may also include micro or small cap growth and value strategies, where the Subadviser screens potential investments based on the market capitalization or other factors involving the relative size of the company. Sector strategies may also seek to exploit opportunities in niche areas such as technology, healthcare, biotechnology, banking, pharmaceuticals, energy, basic materials or any other industry. In any sector strategy, a Subadviser may be long-only, or hold a hedged position. Further, a Subadviser may invest in different types of securities or instruments when pursuing a sector strategy, and may hold multiple classes of an issuer’s securities or instruments related to that issuer (i.e., equity, debt, convertibles or derivatives).

Systematic or Trading Strategies use quantitative-based strategies to invest, where trading is done mathematically, generated by trading programs generally without human intervention once an algorithm has been inputted. Systematic strategies may be combined with other strategies for a multi-strategy approach. Systematic strategies encompass systematic diversified strategies, involving trading in diversified markets, or systematic currency, involving trading in currency markets. Some systematic strategies are trend following or non-trend following. Trend-following strategies seek to take advantage of long-term movements in various markets. A trend-following strategy seeks to benefit from both sides of the market trend, seeking profits from increases and decreases in the prices of securities. Subadvisers who use this strategy can use current market price calculation, moving averages and channel breakouts to determine the general direction of the market and to generate trade signals. A Subadviser using trend-following strategies generally does not aim to forecast or predict markets or price levels; it seeks to identify and take advantage of the trend and follow it. Non-trend following strategies, or countertrend strategies, seek to profit from trend reversals, where, using similar tools as trend-following strategies, the Subadviser seeks to identify the end of the trend and take advantage of a reversal of the trend. Systematic strategies may also include commodity trading advisors, who trade in futures or options contracts in commodity markets.

Fundamental Strategies, as opposed to systematic strategies, involve selecting investments based on research specific to the company, including analysis of such factors as a company’s price-to-earnings ratio, yield, price-to-book values, price-to-cash flow ratios, financial strength and other factors. The Subadviser analyzes a company’s products or services, strength and weaknesses in specific areas (for example, research, product development or marketing), or its management teams and financial resources. Fundamental strategies can seek growth or value companies. Growth companies generally exhibit more earnings growth than the broad equity market while value companies are those that, in the Subadviser’s opinion, are undervalued relative to the market. A value strategy invests in securities perceived to be selling at deep discounts to their intrinsic or potential worth and may be out of favor or followed by fewer analysts. Research on companies is conducted based on internal analysis, meetings with company management and materials provided by analysts and other third parties.

Privately Negotiated Options Strategies invest in privately negotiated options that are based on an asset or a basket of securities. Privately negotiated options will allow the Fund to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket. Privately negotiated options are intended to allow for economic leverage without incurring risk beyond the premium paid for the option.

Main Risks:

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your Fund shares, may go down. We cannot guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Market Risk: The prices of securities rise and fall as market and economic conditions change. The Fund’s investments are particularly volatile. Recent unprecedented turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide, which may have an adverse effect on the Fund. Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to world financial market indices may become correlated at certain times and, as a result, may cease to function as anticipated. The value of your Fund shares will fluctuate and you could lose money, especially when the Fund’s investments are concentrated in particular holdings.

Management Risk: The Subadvisers may select securities that underperform the stock market or other funds with similar investment objectives and strategies. VWCM may select Subadvisers or underlying funds that underperform. VWCM’s allocations or decisions may not anticipate market trends successfully. In addition, because each Subadviser makes investment decisions independently, it is possible that the Subadvisers’ security selection processes will not complement each other. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result. Further, the Fund’s exposure to certain strategies, securities or industries could be smaller or larger than would be the case if the Fund were managed by a single adviser.

Aggressive Investment Risks: The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales, leverage and derivatives transactions. Subadvisers may use these strategies for both hedging and non-hedging purposes. The Subadvisers may not be successful in using these strategies, which could result in significant losses.

Derivatives Risk: The Fund may invest in derivative instruments, which are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile, with sudden and unpredictable changes in price or liquidity, and may result in investment exposures greater than their cost would suggest. This means that a small investment in a derivative could have a large potential impact on the performance of the Fund. Derivatives involve significant risk, depending on the type of derivative, including counterparty risk, credit risk, currency risk, leverage risk, liquidity risk or basis risk. In particular, derivatives such as “synthetic options” and other types of options or futures, swap agreements, derivatives written by or privately negotiated with financial intermediaries, and any other derivative traded over the counter, are subject to the risk that the counterparty to the transaction is unable or unwilling to perform its obligations when they become due. In some cases, the Fund may make periodic payments that it cannot recover.

Leverage Risk: Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreement, and investing in certain derivatives, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

Short Selling Risk: The Fund may hold securities long and short. The Fund may not always be able to borrow a security or close out a short position at a favorable price, and may have to sell long positions at unfavorable prices to cover short positions. The Fund will lose money from a short sale if the price of the security increases between the date of the short sale and the date when the Fund replaces the borrowed security. The potential loss is theoretically unlimited. Also, the Fund may have to pay a premium, dividend or interest to borrow a security.

Market-Neutral Investing Risk: The Subadvisers employ a market-neutral strategy, meaning they take long and short positions in different stocks to try and protect the Fund from general market movements. The long positions could decrease in value at the same time the securities sold short increase in value, increasing the potential for loss. The strategy may not work as intended, and investments that historically have not been correlated may become correlated at certain times, including during a liquidity crisis in global financial markets.

Merger Arbitrage Risk: Some Subadvisers may use merger arbitrage strategies, which involve purchasing shares of an announced acquisition target or shorting shares of the acquiring company. If the acquisition is not completed, the Fund may realize losses on both positions.

Event-Driven Strategies Risk: Special situations and event-driven strategies are inherently speculative in nature. Investments pursuant to special situations and event-driven strategies require a Subadviser to make predictions about the likelihood of a corporate event and its impact on a company, and any Subadviser may make inaccurate predictions. The anticipated event and/or impact of the event may never be realized and losses may result. A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. Any investment made pursuant to this strategy is subject to the risk of complete loss. In addition, the result of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Distressed Securities Risk: The Fund may purchase securities of distressed companies, which could involve legal difficulties and negotiations with creditors and other company claimants. Securities of distressed companies are generally illiquid, and there can be a significant time lag between investing and receiving proceeds from the investment, if at all. During this time, the Fund may incur costs monitoring the investment and protecting the value of its claim.

Interest Rate Risk: The value of the Fund’s investments may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

Credit Risk: The Fund may invest in debt obligations, which are generally subject to the risk that the issuer is unable to make principal and interest payments when they are due. Non-investment grade debt, also known as “junk bonds,” have a higher risk of default and are generally less liquid than higher-rated securities. The Fund may invest in collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”). CMOs and CDOs are each divided into classes, which are referred to as “tranches.” Certain such tranches have priority over other tranches. With respect to CMOs, each tranch’s priority is generally with respect to payment of principal. With respect to CDOs, each tranch’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranch until all other tranches with earlier maturity or distribution dates have been paid in full. The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuer’s securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund’s return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Liquidity Risk: The Fund may invest in illiquid and restricted securities. Such securities may have limitations on resale, and the Fund may have to register a restricted security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted or illiquid securities promptly and/or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund. The Fund may not purchase a security if such purchase would cause 15% or more of its total assets to be invested in illiquid securities.

Restricted Securities Risk: Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the Subadviser considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional market may subsequently become illiquid.

Foreign Securities Risk: The Fund may invest in foreign securities and depositary receipts relating to foreign securities. Investments in foreign markets involve political, regulatory and economic risks which are significant. Risks may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required, significantly less liquidity, and limitations on repatriation of invested capital. These risks are higher in developing countries.

Market Capitalization Risk: The Fund may invest in small- and mid-sized companies. The prices of small companies’ securities are generally more volatile than the prices of large companies’ securities. This is because small companies may be more reliant on a few products, services or key personnel, and can be riskier than larger companies with more diverse product lines and management. Also, there may be less information available about these companies, and they may be more difficult to value. Because smaller companies may have fewer shares of stock outstanding or their shares trade less frequently, some of the Fund’s securities may be difficult to sell at the time or price desired.

Swap Contract Risks: The Fund may engage in interest rate, currency, equity and credit default swaps (“CDS”), and related instruments, which require a Subadviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap exposes the Fund to counterparty risk, and a Subadviser may concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.

Convertible Security Risks: Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income from or a decline in the market value of the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Subadviser.

Registered Investment Company Risk: You can invest directly in the underlying funds selected by VWCM. By investing in the underlying funds indirectly through the Fund, you pay both your share of the Fund’s expenses (including operating costs and advisory and administrative fees) and the similar expenses of the underlying funds. Similarly, you pay your share of the Fund’s expenses related to distributing the Fund’s shares, and the similar distribution expenses of the underlying funds. Also, in purchasing shares of the underlying funds, the Fund may pay sales charges, or brokerage commissions. While the Fund seeks to minimize these charges, they can reduce the Fund’s investment results.

ETF Risk: ETFs trade on securities exchanges, so the market price of ETFs may not correspond exactly with their net asset values. The market price of an ETF’s shares will generally fluctuate with changes in the market value of its holdings as well as the relative supply and demand for the shares. The trading price of an ETF’s shares may deviate significantly from its net asset value during periods of market volatility.

Non-Diversification Risk: The Fund is non-diversified, which means that it may hold larger positions in a smaller number of individual securities than a diversified fund. This means that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund holding more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses, than if it had invested in a larger number of stocks.

Industry Concentration Risk: Because the Fund holds a smaller number of individual securities, it may, from time to time, concentrate holdings in a particular industry. Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments in multiple companies in a particular industry increase the Fund’s exposure to risks of the particular industry and may increase the Fund’s volatility.

Appendix C

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT (“Agreement”), made this ____ day of ______, 2009, between Embarcadero Funds, Inc., a Maryland corporation (the “Company”), and Van Wagoner Capital Management, Inc., a Delaware corporation (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Company is currently registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The Company’s authorized shares are divided into series, including the [NAME] Fund (the “Fund”);

WHEREAS, the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, provides investment advisory services to the Fund, pursuant to a separate investment advisory agreement; and

WHEREAS, the Company and the Adviser desire to enter into a new investment advisory agreement with respect to the Fund.

NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to administer its business and administrative operations, subject to the direction of the Board of Directors of the Company (the “Board of Directors”) and the officers of the Company, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2. Authority of the Adviser. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of its responsibility for and control of the affairs of the Fund.

3. Obligations of and Services to be Provided by the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.     Management and Administrative Services.

(1)     The Adviser shall furnish to the Company adequate office space, which may be space within the offices of the Adviser or in such other place as may be agreed upon from time to time, and all office furnishings, facilities and equipment as may be reasonably required for performing services relating to advisory, research, asset allocation, portfolio manager selection and evaluation activities and otherwise managing and administering the business and operations of the Fund.

(2)     The Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 3(A)(1) and shall bear the expense of providing such services, except as provided in Section 4 of this Agreement. The Adviser shall also compensate all officers and employees of the Company who are officers or employees of the Adviser or its affiliated companies.

B.     Investment Management Services.

(1)     The Adviser shall, subject to and in accordance with the investment objective and policies of the Fund and any directions which the Board of Directors may issue to the Adviser, have overall responsibility for the general management and investment of the assets and securities portfolios of the Fund.

(2)     The Adviser may delegate its investment responsibilities under sub-paragraph 3(B)(1) with respect to the Fund or segments thereof to one or more persons or companies (“Portfolio Manager[s]”) pursuant to an agreement between the Adviser, the Company and each such Portfolio Manager (“Sub-Advisory Agreement”). Each Sub-Advisory Agreement may provide that the Portfolio Manager, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund’s assets assigned to the Portfolio Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief. Adviser shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the Fund’s portfolio.

(3)     The Adviser shall develop overall investment programs and strategies for the Fund, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Directors concerning the implementation of the programs.

(4)     The Adviser shall research and evaluate Portfolio Managers and shall advise the Board of Directors of the Company of the Portfolio Managers which the Adviser believes are best-suited to invest the assets of the Fund; shall monitor and evaluate the investment performance of each Portfolio Manager; shall determine the portion of the Fund’s assets to be managed by each Portfolio Manager; shall recommend changes or additions of Portfolio Managers when appropriate; and shall coordinate the investment activities of the Portfolio Managers.

(5)     The Adviser shall be solely responsible for paying the fees of each Portfolio Manager.

(6)     The Adviser shall render to the Board of Directors such periodic reports concerning the business and investments of the Fund as the Board of Directors shall reasonably request.

C.     Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Adviser will make available and provide financial, accounting and statistical information required by the Fund for the preparation of registration statements, reports and other documents required by federal and state securities laws, and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

D.     Provision of Personnel.

The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administration and management of the Company and its investment activities.

4. Expenses. The Adviser shall not be required to pay any expenses of the Fund. The expenses of the Fund’s operations borne by the Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

5. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The advisory fee shall be 1/12 of ___% (___% per annum) of such average net assets of the Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

6. Ownership of Shares of the Fund. The Adviser shall not take an ownership position in the Fund, and shall not permit any of its shareholders, officers, directors or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

7. Exclusivity. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has permitted and is permitting the Fund and the Company to use the name “Van Wagoner”, it is understood and agreed that the Adviser reserves the right to use and has permitted and may permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Company will not use such name if the Adviser ceases to be an investment adviser for the Fund. During the period that this Agreement is in effect, and except as herein provided, the Adviser shall be the Fund’s sole investment adviser.

8. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Brokerage Commissions. The Adviser, subject to the control and direction of the Board of Directors, and any Portfolio Managers, subject to the control and direction of the Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the Portfolio Managers may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), to the Adviser or the Portfolio Managers a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Portfolio Manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the Board of Directors may reasonably request with respect to each Fund’s total brokerage and the manner in which that brokerage was allocated.

10. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine the reports required to be made by the Adviser pursuant to Rule 17j-1(c)(1).

11. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days’ written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board of Directors or by the vote of the majority of the outstanding voting securities of the Company, as defined in the Act, and (ii) the Board of Directors in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

VAN WAGONER CAPITAL MANAGEMENT, INC.

(the “Adviser”)

By:_________________________________

Garrett Van Wagoner, President

EMBARCADERO FUNDS, INC.

(the “Company”)

By:_________________________________

Jay Jacobs, President

Appendix D

FORM OF SUB-ADVISORY AGREEMENT
SUBADVISORY AGREEMENT

BETWEEN
VAN WAGONER CAPITAL MANAGEMENT, INC.
AND
[                                                    ]

AGREEMENT made as of the [      ] day of [     ], 2009, by and between Van Wagoner Capital Management, Inc., a Delaware corporation with its principal office and place of business at 3 Embarcadero Center, Suite 1120, San Francisco, CA, 94111 (the “Adviser”) and [               ], a [     ] with its principal office and place of business at [                              ] (the “Subadviser”).

     WHEREAS, Adviser has entered into one or more Investment Advisory Agreements dated the [    ] day of [             ], 2009 (“Advisory Agreements”) with Embarcadero Funds, Inc., a Delaware corporation (the “Company”);

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

     WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Directors of the Company (the “Board”), the Adviser acts as investment adviser for the series of the Company listed on Appendix A hereto, as may be amended from time to time (each, a “Fund”);

     WHEREAS, it is intended that the Company be a third-party beneficiary under this Agreement; and

     WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for each Fund for that portion of the Fund’s assets that the Adviser allocates to the Subadviser on or after the date of this Agreement as set forth above (“Allocated Assets”) and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

     SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

     (a)     The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

(b)     In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Company’s Articles of Incorporation and Bylaws (collectively, as amended from time to time, “Organic Documents”), (ii) the Company’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”), (iii) the Company’s current Prospectuses and Statements of Additional Information for each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), (iv) each plan of distribution or similar document adopted by the Company on behalf of a Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Company on behalf of a Fund; and (v) all policies and procedures adopted by the Company with respect to a Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) appointing the Adviser and Subadviser and approving the Company’s advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of each Fund’s shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to a Fund; and (y) a certified copy of the resolution from the Company and the Adviser identifying the officers of the Adviser and/or the Company; and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c)     The Subadviser has delivered to the Adviser and the Company (i) a copy of its Form ADV as most recently filed with the SEC not less than 48 hours prior to entering into this agreement and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Subadviser shall promptly furnish the Adviser and Company with all amendments of or supplements to the foregoing.

     SECTION 2. DUTIES OF THE ADVISER

     In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Company to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Company, the Adviser or any service provider to the Company; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

     SECTION 3. DUTIES OF THE SUBADVISER

     (a)     The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Company, for the account of, at the risk of and in the name of the Company, to place orders and issue instructions with respect to the Allocated Assets, and to select brokers and dealers to execute, or to select markets on or in which to execute, such orders or instructions.

In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by a Fund, subject to such proxy voting policies as approved by the Board, and including entering into such agreements (such as, but not limited to futures or other derivatives) as is deemed necessary by Subadviser to manage the Allocated Assets. All such investments will conform to the prospectus or other applicable guidelines.

     Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and applicable regulations and interpretations, the Subadviser is authorized to allocate brokerage on behalf of a Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause a Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser’s overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b)     The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Company, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for a Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Company’s or the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for a Fund, the Subadviser is prohibited from consulting with other Subadvisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Company’s policies and procedures applicable to the Fund and the Prospectus.

(c)     The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Company’s or Adviser’s behalf in any such respect. The Adviser acknowledges receipt of Subadviser’s Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

(d)     The Subadviser will report to the Board all matters related to the Subadviser that are material to the Subadviser’s performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Company of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

(e)     The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Company under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Company pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Company. The Adviser and the Company, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Company, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Company, or their respective representatives.

(f)     The Subadviser will cooperate with a Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties.

(g)     The Subadviser will provide each Fund and its custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Company’s Portfolio Securities Valuation Procedures.

(h)     The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of a Fund’s assets to the Subadviser for management.

(i)     The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

(j)     The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Company’s Rule 17a-7 Procedures and Rule 17e-1 Procedures.

SECTION 4. COMPENSATION; EXPENSES

(a)     In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

(b)     No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

SECTION 5. STANDARD OF CARE

     (a)     The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

 (b)     The parties hereto acknowledge and agree that the Company is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Company is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)     This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Company 's Directors who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

(b)     This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Company’s Directors who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)     This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Company. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUBADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

SECTION 8. REPRESENTATIONS OF SUBADVISER.

The Subadviser represents and warrants to the Adviser that:

(a)     It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for as long as this Agreement shall be in effect);

(b)     It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)     It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

(d)     It will promptly notify the Adviser and the Company of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

SECTION 9. REPRESENTATIONS OF ADVISER.

(a)     It is registered as an investment adviser under the Advisers Act;

(b)     It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; and

(c)     It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement.

SECTION 10. LIMITATION OF SHAREHOLDER AND DIRECTOR LIABILITY

The Directors of the Company and the shareholders of each Fund shall not be personally liable for any obligations of the Company or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Company or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Directors of the Company or the shareholders of the Fund.

SECTION 11. MISCELLANEOUS

(a)     No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Company in the manner set forth in Section 6(b) hereof.

(b)     Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)     This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)     This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)     This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)     If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)     Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)     Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)     No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser’s obligations under this Agreement.

(j)     The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)     Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(l)     Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Subadviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Subadviser. The Subadviser also consents to the disclosure of Fund data to the Fund’s other service providers so that those providers may perform the services they are contractually obligated to render to the Company.

(m)     The Subadviser may from time to time make available without charge to the Adviser or the Company any marks or symbols owned by the Subadviser (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Fund’s Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Subadviser.

(n)     The Subadviser shall not use the name of the Company or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Company prior thereto in writing; provided however, that the approval of the Company shall not be required for the use of the Company’s or Fund’s name which merely refers in accurate and factual terms to the Company or Fund in connection with Subadviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

(o)     The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

VAN WAGONER CAPITAL MANAGEMENT, INC.

Name:
Title:

[                                          ]

Name:
Title: